AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 2000

                                                      REGISTRATION NOS. 811-9140
                                                                        33-80057
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.

                         POST-EFFECTIVE AMENDMENT NO.12
                                     AND/OR

                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 14
                        (CHECK APPROPRIATE BOX OR BOXES.)

                                   ----------
                PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                                   ----------
                     101 MUNSON STREET, GREENFIELD, MA 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (800) 814-1897
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                   ----------

                               PAMELA S. SINOFSKY
                 ASSISTANT VICE PRESIDENT AND ASSISTANT COUNSEL

                        PHOENIX INVESTMENT PARTNERS, LTD.
                               56 PROSPECT STREET
                           HARTFORD, CONNECTICUT 06115
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                   ----------

  It is proposed that this filing will become effective (check appropriate box) [X] immediately upon filing pursuant to paragraph (b)
  | | on May 1, 2000 pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(1)
  [ ] on (date) pursuant to paragraph (a)(1)
  [ ] 75 days after filing pursuant to paragraph (a)(2)
  [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.
  If appropriate, check the following box:

  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS

                  CROSS REFERENCE SHEET PURSUANT TO RULE 495(a)
                        UNDER THE SECURITIES ACT OF 1933

                                     PART A

                       INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER FORM N-1A, PART A                                           PROSPECTUS CAPTION
-----------------------------                                           ------------------
1.     Front and Back Cover Pages...............................        Cover Page, Back Cover Page
2.     Risk/Return Summary Investments, Risks, Performance......        Investment Risk and Return Summary
3.     Risk/Return Summary Fee Table............................        Fund Expenses
4.     Investment Objectives, Principal Investment Strategies,

       and Related Risks........................................        Investment Risk and Return Summary; Additional
                                                                        Investment Techniques

5.     Management's Discussion of Fund Performance..............        Performance Tables
6.     Management, Organization, and Capital Structure..........        Management of the Portfolio
7.     Shareholder Information..................................        Pricing of Portfolio Shares; Purchase Options;
                                                                        Your Account; How to Buy Shares; How to Sell
                                                                        Shares; Things to Know When Selling Shares;

                                                                        Account Policies; Tax Status of Distributions

8.     Distribution Arrangements................................        Purchase Options
9.     Financial Highlights Information.........................        Financial Highlights

                                     PART B

           INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                           STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------                                           -------------------------------------------
10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Fund
12.    Description of the Fund and Its Investment Risks.........        Investment Objectives and Policies; Investment
                                                                        Restrictions
13.    Management of the Fund...................................        Management of the Fund
14.    Control Persons and Principal Holders of Securities......        Management of the Fund
15.    Investment Advisory and Other Services...................        The Investment Advisers; The Administrator;
                                                                        The Distributor; Distribution Plans; Other
                                                                        Information
16.    Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities......................         Other Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares;
                                                                        Redemption of Shares; Tax Sheltered Retirement
                                                                        Plans; Investor Account Services
19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Performance Information
22.    Financial Statements.....................................        Financial Statements

                                     PART C

        INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER
  THE APPROPRIATE ITEM, SO NUMBERED, IN PART C OF THIS REGISTRATION STATEMENT.

                      TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      Phoenix Duff & Phelps Institutional
                      Growth Stock Portfolio
                           Investment Risk and Return Summary..............   1
                           Fund Expenses...................................   4
                           Management of the Portfolio.....................   5
                      Phoenix Duff & Phelps Institutional
                      Managed Bond Portfolio
                           Investment Risk and Return Summary..............   8
                           Fund Expenses...................................  12
                           Management of the Portfolio.....................  13
                      Additional Investment Techniques.....................  15
                      Pricing of Portfolio Shares..........................  17
                      Purchase Options.....................................  18
                      Your Account.........................................  19
                      How to Buy Shares....................................  19
                      How to Sell Shares...................................  20
                      Things You Should Know When Selling Shares...........  20
                      Account Policies.....................................  21
                      Tax Status of Distributions..........................  22
                      Financial Highlights.................................  23
                      Additional Information...............................  27

[arrow] PHOENIX
        DUFF & PHELPS
        INSTITUTIONAL
        MUTUAL
        FUNDS

PHOENIX DUFF & PHELPS INSTITUTIONAL
GROWTH STOCK PORTFOLIO
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Duff & Phelps Institutional Growth Stock Portfolio has an investment objective of long-term capital appreciation. There is no guarantee that the portfolio will achieve its objective.


[arrow] Under normal conditions, the portfolio invests at least 65% of its total assets in any class or type of stock believed by the subadviser to offer potential for capital appreciation over both the intermediate and long term. Most of the portfolio's investments will be in common stocks.

[arrow] The adviser manages the portfolio's investment program and general operation of the portfolio and the subadviser manages the investments of the portfolio.

[arrow] The subadviser's strategy involves investments in two types of growth stocks: well-established companies that have long and proven track records of financial success through full economic cycles and companies that are growing rapidly and that the subadviser believes have the potential to exceed earnings expectations. The former are generally large, well known companies that have established histories of profitability and/or dividend payment. The latter are generally mid-range capitalization companies with high growth potential. Using statistical modeling and fundamental analysis, the subadviser evaluates earnings strength, quality and sustainability, as well as stock valuations and quality of company management.

Temporary Defensive Strategy: If the subadviser believes that market conditions are not favorable to the portfolio's principal strategies, the portfolio may invest in fixed income securities with or without warrants or conversion features, and it may hold onto its cash or invest without limit in cash equivalents. When this happens, the portfolio may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the portfolio.

PRINCIPAL RISKS
If you invest in this portfolio, you risk that you may lose your investment.

GENERAL
The value of the portfolio's investments that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the portfolio's investments decreases, you will lose money.



Phoenix Duff & Phelps Institutional Growth Stock Portfolio 1

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the portfolio invests can be worse than expected and investments may fail to perform as the advisor expects. As a result, the value of your shares may decrease.

GROWTH STOCKS
Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to rise faster when markets rise and drop more sharply when markets fall.


2 Phoenix Duff & Phelps Institutional Growth Stock Portfolio

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix Duff & Phelps Institutional Growth Stock Portfolio. The bar chart shows changes in the portfolio's Class X Shares performance from year to year over the past ten years.(1) The table shows how the portfolio's average annual returns compare to those of a broad-based securities market index. Performance data is based on the portfolio's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the portfolio). The objectives, policies, guidelines and restrictions of the separate account are materially equivalent to those of the portfolio. The performance of the separate account has been restated to reflect the deduction of fees and expenses applicable to the portfolio's Class X Shares and Class Y Shares, respectively. The portfolio's past performance is not necessarily an indication of how the portfolio will perform in the future.

GROWTH STOCK PORTFOLIO


CALENDAR YEAR                    ANNUAL RETURN(%)
   1990                                3.25
   1991                               40.58
   1992                                2.19
   1993                               10.04
   1994                               -0.90
   1995                               34.73
   1996                               11.34
   1997                               25.76
   1998                               31.20
   1999                               33.93

(1) During the 10-year period shown in the chart above, the highest return for a quarter was 26.91% (quarter ending December 31, 1999) and the lowest return for a quarter was (12.05)% (quarter ending September 30, 1990). Year-to-date performance (through March 31, 2000) was 3.45%.



--------------------------------------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDING 12/31/99)                      ONE YEAR          FIVE YEARS         TEN YEARS
--------------------------------------------------------------------------------------------------------------
   CLASS X SHARES                                          33.93%             27.08%             18.28%
--------------------------------------------------------------------------------------------------------------
   CLASS Y SHARES                                          33.60%             26.77%             17.99%
--------------------------------------------------------------------------------------------------------------
   S&P 500 COMPOSITE STOCK PRICE INDEX(1)                  21.14%             28.66%             18.25%
--------------------------------------------------------------------------------------------------------------

(1) The S&P 500 Stock Composite Stock Price Index is an unmanaged, commonly used measure of stock market total return performance.



                    Phoenix Duff & Phelps Institutional Growth Stock Portfolio 3

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the portfolio.


                                                                          CLASS X                CLASS Y
                                                                           SHARES                SHARES
                                                                           ------                ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                               None                  None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)                    None                  None
Maximum Sales Charge (load) Imposed on Reinvested Dividends                 None                  None
Redemption Fee                                                              None                  None
Exchange Fee                                                                None                  None
                                                                       -------------------------------------
                                                                           CLASS X               CLASS Y
                                                                           SHARES                SHARES
                                                                           ------                ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS

Management Fees                                                             0.60%                 0.60%
Distribution and Service (12b-1) Fees (b)                                   None                  0.25%
Other Expenses                                                              0.35%                 0.35%
                                                                            -----                 -----
TOTAL ANNUAL FUND OPERATING EXPENSES(A)                                     0.95%                 1.20%
                                                                            =====                 =====

----------

(a) The portfolio's investment adviser has agreed to reimburse or waive through December 31, 2001, total operating expenses to the extent that such expenses exceed 0.70% for Class X Shares and 0.95% for Class Y Shares. Actual Total Annual Operating Expenses for the portfolio, after expense reimbursement, were 0.70% for Class X Shares and 0.95% for Class Y Shares.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


4 Phoenix Duff & Phelps Institutional Growth Stock Portfolio

-------------------------------------------------------------------------------
   CLASS               1 YEAR        3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------------------
   Class X               $97          $303           $525         $1,166
-------------------------------------------------------------------------------
   Class Y              $122          $381           $660         $1,455
-------------------------------------------------------------------------------


Note: Your actual expenses may be lower than those shown in the table above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the portfolio's investment adviser. Refer to the section "Management of the Portfolio" for information about expense reimbursement.

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the portfolio and is located at 56 Prospect Street, Hartford, Connecticut 06115. Phoenix also acts as the investment adviser for 14 fund companies totalling 38 mutual funds, as subadviser to two fund companies totalling three mutual funds and as adviser to institutional clients. As of December 31, 1999, Phoenix had $25.7 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Seneca Capital Management LLC ("Seneca") is the investment subadviser to the portfolio and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as subadviser to eleven other mutual funds and acts as investment adviser to institutions and individuals. As of December 31, 1999, Seneca had $9.2 billion in assets under management. Seneca has been (with its predecessor GMG/Seneca Capital Management LP ("GMG/Seneca")) an investment adviser since 1989.

Subject to the direction of the portfolio's Board of Trustees, Phoenix is responsible for managing the portfolio's investment program and the general operations of the portfolio. Seneca, as subadviser, is responsible for the day-to-day management of the portfolio's investments. Seneca manages each fund's assets to conform with the investment policies as described in this prospectus.

The portfolio pays Phoenix a monthly investment management fee that is accrued daily against the value of the portfolio's net assets at the following annual rates:


----------------------------- -------------------------------- -----------------
                                          $1(st) billion             $1+ billion
----------------------------- -------------------------------- -----------------
       Management Fee                        0.60%                      0.55%
----------------------------- -------------------------------- -----------------


                    Phoenix Duff & Phelps Institutional Growth Stock Portfolio 5

Phoenix pays Seneca a subadvisory fee at the following rates:

-------------------------------------- ------------------------------------- ------------------------------------
     Rate for First $67,800,000             Rate for Next $932,200,000         Rate for Excess over $1 Billion
-------------------------------------- ------------------------------------- ------------------------------------
                0.10%                                 0.30%                                0.275%
-------------------------------------- ------------------------------------- ------------------------------------


The adviser has voluntarily agreed to assume total operating expenses of the portfolio (excluding interest, taxes, brokerage fees, commissions and extraordinary expenses) until December 31, 2001, to the extent that such expenses exceed the following percentages of the average annual net asset values of the portfolio:

------------------------------------------------------- ------------------------
                                  Class X Shares             Class Y Shares
------------------------------------------------------- ------------------------
  Growth Stock Portfolio              0.70%                       0.95%
------------------------------------------------------- ------------------------


During the portfolio's last fiscal year, the portfolio paid total management fees of $391,685. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.60%.


PORTFOLIO MANAGEMENT

Investment and trading decisions for the portfolio are made by a team of managers and analysts headed by Gail P. Seneca. The team leaders, which include Ms. Seneca, Richard D. Little and Ronald K. Jacks, are primarily responsible for the day-to-day decisions related to the portfolio.

Gail P. Seneca. Ms. Seneca has been the Chief Executive and Investment Officer of Seneca or GMG/Seneca since November 1989. Ms. Seneca serves as Co-Manager of the Phoenix-Seneca Equity Opportunities Fund and Phoenix-Seneca Strategic Theme Fund of Phoenix Strategic Equity Series Fund. She also serves as a team leader for each of the Phoenix-Seneca Funds. From October 1987 until October 1989, Ms. Seneca was Senior Vice President of the Asset Management Division of Wells Fargo Bank and from October 1983 to September 1987, she was Investment Strategist and Portfolio Manager for Chase Lincoln Bank, heading the fixed income division.

Richard D. Little. Mr. Little has been Director of Equities with Seneca or GMG/Seneca since December 1989. Mr. Little serves as Co-Manager of the Phoenix-Seneca Equity Opportunities Fund and Phoenix-Seneca Strategic Theme Fund of Phoenix Strategic Equity Series Fund. He also serves as Portfolio Manager for the Phoenix-Seneca Growth Fund and Phoenix-Seneca Mid Cap "EDGE" Fund of the Phoenix-Seneca Funds. Before joining GMG/Seneca, Mr. Little held positions as an analyst, board member, and regional manager with Smith Barney, NatWest Securities, and Montgomery Securities.



6 Phoenix Duff & Phelps Institutional Growth Stock Portfolio

Ronald K. Jacks. Mr. Jacks has been a Portfolio Manager with Seneca or GMG/Seneca since July 1990. Mr. Jacks serves as Co-Manager of the Phoenix-Seneca Equity Opportunities Fund and Phoenix-Seneca Strategic Theme Fund of Phoenix Strategic Equity Series Fund. He also serves as Portfolio Manager for the Phoenix-Seneca Growth Fund and Phoenix-Seneca Mid Cap "EDGE" Fund of the Phoenix-Seneca Funds. He was a Secretary of Phoenix-Seneca Funds from February 1996 to February 1998 and was a Trustee of Phoenix-Seneca Funds from February 1996 to June 1997.



                    Phoenix Duff & Phelps Institutional Growth Stock Portfolio 7

PHOENIX DUFF & PHELPS INSTITUTIONAL
MANAGED BOND PORTFOLIO
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
Phoenix Duff & Phelps Institutional Managed Bond Portfolio has an investment objective to generate a high level of current income and appreciation of capital consistent with prudent investment risk. There is no guarantee that the portfolio will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[arrow] Under normal circumstances, the portfolio invests at least 80% of its total assets in bonds rated in the four highest rating categories at the time of investment, or if unrated, are of comparable quality in the adviser's opion. Up to 35% of the portfolio's total net asset value may be invested in foreign securities.


[arrow] Securities are selected using a "sector rotation" approach. The adviser seeks to adjust the portion of portfolio investment in various "sectors," such as U.S. corporates, foreign corporates, U.S. Governments and foreign governments, as well as asset-backed, mortgage-backed and municipal bonds, and the selections within sectors to obtain higher relative returns. The adviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.

[arrow] Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the portfolio at a level similar to that of its benchmark. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the portfolio at a level similar to that of the portfolio's benchmark, the Lehman Brothers Aggregate Bond Index, the adviser believes that the portfolio's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a portfolio that attempts to predict future interest rate changes. On March 31, 2000, the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.93 years.


[arrow] Securities selected forportfolio investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to maintain an interest rate risk profile consistent with the benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On March 31, 2000, the maturity of the Lehman Brother's Aggregate Bond Index was
         8.88 years.





8 Phoenix Duff & Phelps Institutional Managed Bond Portfolio

[arrow] Securities are generally sold when the adviser believes the issue has realized its value or to take advantage of attractive values in other types of securities.

Temporary Defensive Strategy: When in the opinion of the adviser, current cash needs or market or economic conditions warrant, the portfolio may temporarily retain cash or invest part or all of its assets in cash equivalents. When this happens, the portfolio may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the portfolio.

PRINCIPAL RISKS
If you invest in this portfolio, you risk that you may lose your investment.

GENERAL
The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for portfolio investment. Neither the portfolio nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the portfolio's investments that supports your share value will increase. If the value of portfolio investments decreases, your share value will decrease.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the portfolio invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

INTEREST RATE RISK
Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the portfolio may hold securities with longer maturities, the net asset value of the portfolio may experience greater price fluctuations in response to changes in interest rates than portfolios that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

CREDIT RISK
Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, securities rated below investment grade (high yield-high risk securities) have a greater chance that the issuer will be unable to make such payments when due.

LONG-TERM MATURITIES
Fixed income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.


                    Phoenix Duff & Phelps Institutional Managed Bond Portfolio 9

U.S. GOVERNMENT SECURITIES
Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of portfolio shares will increase.

FOREIGN INVESTING
Investments in non-U.S. companies involve additional risks and conditions including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or expropriation taxes. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the portfolio's investments. Dividends and other income payable on foreign securities may also be subject to foreign taxes. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

Risks associated with foreign investments may be intensified in emerging market countries, and such countries and companies doing business in such countries may not have the same range of opportunities and have more obstacles to financial success than their counterparts in developed nations.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
Early payoffs on the underlying loans in mortgage-backed and asset-backed securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

MUNICIPAL SECURITIES
Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.





10 Phoenix Duff & Phelps Institutional Managed Bond Portfolio

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix Duff & Phelps Institutional Managed Bond Portfolio. The bar chart shows changes in the portfolio's Class X Shares performance from year to year over the past ten years.(1) The table shows how the portfolio's average annual returns compare to those of a broad-based securities market index. Performance data is based on the portfolio's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the portfolio). The objectives, policies, guidelines and restrictions of the separate account are materially equivalent to those of the portfolio. The performance of the separate account has been restated to reflect the deduction of fees and expenses applicable to the portfolio's Class X Shares and Class Y Shares, respectively. The portfolio's past performance is not necessarily an indication of how the portfolio will perform in the future.

MANAGED BOND PORTFOLIO

CALENDAR YEAR                    ANNUAL RETURN(%)
   1990                                3.71
   1991                               18.72
   1992                                8.90
   1993                               12.14
   1994                               -4.87
   1995                               19.97
   1996                                8.70
   1997                                9.75
   1998                                1.99
   1999                                1.47

(1) During the 10-year period shown in the chart above, the highest return for a quarter was 8.54% (quarter ending June 30, 1995) and the lowest return for a quarter was (3.18)% (quarter ending March 31, 1994). Year-to-date performance (through March 31, 2000) was 2.11%.

-----------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns
   (for the periods ending 12/31/99)                       One Year           Five Years          Ten Years
-----------------------------------------------------------------------------------------------------------------
   Class X Shares                                            1.47%               8.17%              7.80%
-----------------------------------------------------------------------------------------------------------------
   Class Y Shares                                            1.26%               7.91%              7.53%
-----------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index(1)                  (0.83)%              7.73%              7.70%
-----------------------------------------------------------------------------------------------------------------

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond market total return performance.



                   Phoenix Duff & Phelps Institutional Managed Bond Portfolio 11

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the portfolio.

                                                                          CLASS X                CLASS Y
                                                                           SHARES                 SHARES
                                                                           ------                 ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                               None                   None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)                    None                   None
Maximum Sales Charge (load) Imposed on Reinvested                                                  None
Dividends                                                                   None
Redemption Fee                                                              None                   None
Exchange Fee                                                                None                   None
                                                                       --------------------------------------
                                                                          CLASS X                CLASS Y
                                                                           SHARES                 SHARES
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                            0.45%                  0.45%
Distribution and Service (12b-1) Fees (b)                                   None                  0.25%
Other Expenses                                                             0.29%                  0.29%
                                                                           ----                   ----
TOTAL ANNUAL FUND OPERATING EXPENSES(A)                                    0.74%                  0.99%
                                                                           =====                  =====


----------

(a) The portfolio's investment adviser has agreed to reimburse or waive through December 31, 2001, total operating expenses to the extent that such expenses exceed 0.55% for Class X Shares and 0.80% for Class Y Shares. Actual Total Annual Operating Expenses for the portfolio, after expense reimbursement, are 0.55% for Class X Shares and 0.80% for Class Y Shares.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


12 Phoenix Duff & Phelps Institutional Managed Bond Portfolio

--------------------------------------------------------------------------------
   CLASS             1 YEAR         3 YEARS          5 YEAS         10 YEARS
--------------------------------------------------------------------------------
   Class X             $76           $237             $411             $918
--------------------------------------------------------------------------------
   Class Y            $101           $315             $547           $1,213
--------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the table above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the portfolio's investment adviser. Refer to the section "Management of the Portfolio" for information about expense reimbursement.


MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

THE ADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the portfolio and is located at 56 Prospect Street, Hartford, Connecticut 06115. Phoenix also acts as the investment adviser for 14 fund companies totalling 38 mutual funds, as subadviser to two fund companies totalling three mutual funds and as adviser to institutional clients. As of December 31, 1999, Phoenix had $25.7 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Subject to the direction of the portfolio's Board of Trustees, Phoenix is responsible for managing the portfolio's investment program and the day-to-day management of the portfolio's investments. Phoenix manages the portfolio's assets to conform with the investment policies as described in this prospectus. The portfolio pays Phoenix a monthly investment management fee that is accrued daily against the value of the portfolio's net assets at the following annual rates.


--------------------------------------------------------------------------------
                                 $1(st) billion               $1+ billion
--------------------------------------------------------------------------------
      Management Fee                0.45%                        0.40%
--------------------------------------------------------------------------------

The adviser has voluntarily agreed to assume total operating expenses of the portfolio (excluding interest, taxes, brokerage fees, commissions and extraordinary expenses) until December 31, 2001, to the extent that such expenses exceed the following percentages of the average annual net asset values of the portfolio:

--------------------------------------------------------------------------------
                                 Class X Shares               Class Y Shares
--------------------------------------------------------------------------------
      Managed Bond Portfolio        0.55%                        0.80%
--------------------------------------------------------------------------------


                   Phoenix Duff & Phelps Institutional Managed Bond Portfolio 13

During the portfolio's last fiscal year, the portfolio paid total management fees of $480,907. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.45%.


PORTFOLIO MANAGEMENT

James D. Wehr serves as Portfolio Manager of the portfolio and as such is responsible for the day-to-day management of the portfolio's holdings. Mr. Wehr is Senior Vice President, Fixed Income, of Phoenix; formerly he was Managing Director, Fixed Income (1996-1998) and Vice President (1991-1996) of Phoenix. Mr. Wehr served as Portfolio Manager of the Phoenix Home Life Separate Account P (predecessor to the Managed Bond Portfolio) (1990-1996). He also served as Portfolio Manager of Phoenix-Goodwin Tax-Exempt Bond Portfolio of the Phoenix Multi-Portfolio Fund from 1988 to 1997 and of Phoenix-Goodwin California Tax Exempt Bond Fund, Inc. from 1993 to 1997.



14 Phoenix Duff & Phelps Institutional Managed Bond Portfolio

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

In addition to the Principal Investment Strategies and Principal Risks, Phoenix Duff & Phelps Institutional Growth Stock Portfolio ("Growth Stock") and Phoenix Duff & Phelps Institutional Managed Bond Portfolio ("Managed Bond") may engage in the following investment techniques as indicated:

FOREIGN INVESTING
Up to 15% of Growth Stock's net assets may be invested in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets, and dividends and other income payable on foreign securities may be subject to foreign taxes.

SMALL CAPITALIZATIONS
Growth Stock may invest in companies with smaller capitalizations. Such investments may be more volatile and are subject to varying patterns of trading volume and may, at times, be difficult to sell.

HIGH YIELD-HIGH RISK SECURITIES
Managed Bond may invest up to 20% of its total net assets in high yield-high risk securities. High yield-high risk securities (junk bonds) typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser to accurately predict risk.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
The portfolios may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

SECURITIES LENDING
Each portfolio may lend up to 25% of its total assets at market value to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the portfolio can suffer losses.

DERIVATIVES
The portfolios may write exchange-traded, covered call options and purchase put and call options on securities and securities indices, and may enter into futures contracts and related



                             Phoenix Duff & Phelps Institutional Mutual Funds 15
options. The portfolios may also enter into swap agreements relating to interest rates and securities indices. The portfolios may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments, or as part of their overall investment technique. If the adviser fails to correctly predict these changes, the portfolios can lose money. Derivatives transactions may be less liquid than other securities and the counterparty to such transaction may not perform as expected. In addition, purchasing call or put options involves the risk that a portfolio may lose the premium it paid plus transaction costs. Futures and options involve market risk in excess of their value.

Growth Stock may also invest in mortgage-backed and asset-backed securities. Early payoffs on the underlying loans in mortgage-backed and asset-backed securities may result in the portfolio receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the portfolio may be required to invest proceeds at lower interest rates, causing the portfolio to earn less than if prepayments had not occurred.

REPURCHASE AGREEMENTS
The portfolios may invest in repurchase agreements. Default or insolvency of the other party presents risks to the portfolio.

ILLIQUID SECURITIES
Each of the portfolios may invest up to 15% of its net assets in illiquid securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. The inability of the portfolio to dispose of illiquid securities in a timely manner and at a fair price at a time when it might be necessary or advantageous to do so may harm the portfolio.

SHORT-TERM INVESTMENTS
Each of the portfolios may invest up to 20% of its assets in short-term instruments other than instruments involving U.S. Government securities. Short-term instruments are high grade short-term securities such as commercial paper, drafts, municipal notes, bankers' acceptances, and certificates of deposit.

MUNICIPAL SECURITIES
Managed Bond may invest in municipal securities. Principal and interest payments may not be guaranteed and may not be paid on time or at all. The market for municipal securities may be thin and can be temporarily affected by large purchases and sales.

UNRATED FIXED INCOME SECURITIES
The portfolios may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as



16 Phoenix Duff & Phelps Institutional Mutual Funds rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the subadviser to accurately predict risk.

The portfolios may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the portfolios.


PRICING OF PORTFOLIO SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?


Each portfolio calculates a share price for each class of its shares. The share price is based on the net assets of the portfolio and the number of outstanding shares. In general, each portfolio calculates net asset value by:


        o adding the values of all securities and other assets of the portfolio,

        o     subtracting liabilities, and

        o dividing by the total number of outstanding shares of the portfolio.


Asset Value: Each portfolio's investments are valued at market value. If market quotations are not available, a portfolio determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the portfolio. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of each portfolio is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading



                             Phoenix Duff & Phelps Institutional Mutual Funds 17

(normally 4:00 PM eastern time). A portfolio will not calculate its net asset values per share on days when the NYSE is closed for trading. If the portfolios hold securities that are traded on foreign exchanges that trade on weekends or other holidays when the portfolios do not price their shares, the net asset value of the portfolios' shares may change on days when shareholders will not be able to purchase or redeem the portfolios' shares.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the portfolios' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of portfolio distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the portfolios' net asset value is calculated following the dividend record date.



PURCHASE OPTIONS
--------------------------------------------------------------------------------


The portfolios presently offer two classes of shares that have different minimum investment requirements and distribution charges (see "Fund Expenses" previously in this prospectus). For Class Y Shares, the portfolios have adopted a distribution and service plan allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorizes the portfolios to pay distribution and service fees for the sale of shares and for services provided to shareholders.


Because these fees are paid out of the portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shares of the portfolios are offered primarily to institutional investors and corporate, public, union and governmental pension plans.


To purchase Class X Shares, you must initially purchase shares whose net asset value exceeds $5 million. To purchase Class Y Shares, you must initially purchase shares whose net asset value exceeds $1 million.


The minimum initial investment requirements are waived for purchases by:

         o institutional investors and corporate, public, union and governmental pension plans which have been invested in certain separate accounts of Phoenix Home Life Mutual Insurance Company as of March 1, 1996;


         o trust companies, bank trust departments, broker-dealers, financial planners and investment advisers for portfolios over which such entity charges an account



18 Phoenix Duff & Phelps Institutional Mutual Funds
            management fee and which are held in a fiduciary, agency, advisory, custodial or similar capacity; and


         o institutional investors and corporate, public, union and governmental pension plans which are investing redemption proceeds from the reorganization or merger of other investment companies.

The minimum subsequent investment for Class X and Class Y Shares is $100.

You will pay no sales charges at any time on Class X or Class Y Shares. There are no distribution and service fees applicable to Class X Shares. Class Y Shares are subject to a distribution and service fee of 0.25% annually.

YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase, as well as all phases of your investment program.

HOW TO BUY SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------
 Through a financial advisor         Contact your advisor. Some advisors may
                                     charge a fee.
--------------------------------------------------------------------------------
 Through the mail                    Complete a New Account Application and send
                                     it with a check payable to the portfolio.
                                     Mail them to: State Street Bank, P.O. Box
                                     8301, Boston, MA 02266-8301.
--------------------------------------------------------------------------------
 By Federal Funds wire               Call us at (800) 814-1897 for instructions.
 -------------------------------------------------------------------------------
 By telephone exchange               Call us at (800) 814-1897.
--------------------------------------------------------------------------------


                             Phoenix Duff & Phelps Institutional Mutual Funds 19

HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the portfolios buy back shares at the net asset value next determined after receipt of a redemption order by the portfolios' Transfer Agent or an authorized agent. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The portfolios do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


------------------------------------ -------------------------------------------
                                     TO SELL SHARES
------------------------------------ -------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may
                                     charge a fee.
------------------------------------ -------------------------------------------
Through the mail                     Send a letter of instruction and any share
                                     certificates (if you hold certificate
                                     shares) to: State Street Bank, P.O. Box
                                     8301, Boston, MA 02266-8301. Be sure to
                                     include the registered owner's name,
                                     portfolio and account number, number of
                                     shares or dollar value you wish to sell.
------------------------------------ -------------------------------------------
By telephone                         For sales up to $100,000, requests can be
                                     made by calling (800) 814-1897.
------------------------------------ -------------------------------------------
By telephone exchange                Call us at (800) 814-1897.
------------------------------------ -------------------------------------------

THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the portfolios. Each portfolio reserves the right to pay large redemptions "in-kind" (in securities owned by the portfolio rather than in cash). Large redemptions are those over $250,000 or 1% of the portfolio's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the portfolios' Transfer Agent at (800) 814-1897.



20 Phoenix Duff & Phelps Institutional Mutual Funds

REDEMPTIONS BY MAIL
Send a clear letter of instructions including the name of the portfolio shares to be sold and a properly executed stock power or any related instruction transmittal specifying account number and the name of the shareholder exactly as registered.

The signature on your request must be guaranteed by an eligible guarantor institution as defined by the portfolios' Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

If you are selling shares held in a corporate or fiduciary account, please contact the portfolios' Transfer Agent at (800) 814-1897.

SELLING SHARES BY TELEPHONE
The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

EXCHANGE PRIVILEGES

        o You should carefully read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 814-1897.

        o You may exchange shares for another portfolio in the same class of shares; e.g., Class X for Class X.

        o Exchanges may be made by phone (800) 814-1897 or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).


                             Phoenix Duff & Phelps Institutional Mutual Funds 21

        o The amount of the exchange must be equal to or greater than the minimum initial investment required.

        o The exchange of shares is treated as a sale and purchase for federal income tax purposes.


        o The portfolios reserve the right to refuse an exchange request if in the portfolio's or adviser's opinion the exchange would adversely affect the portfolio's ability to invest according to its investment objectives and policies, the portfolio believes that a pattern of exchanges coincides with a "market timing" strategy, or the exchange would otherwise adversely affect the portfolio and its shareholders.

        o Because excessive trading can hurt portfolio performance and harm other shareholders, the portfolios reserve the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The portfolios' underwriter has entered into agreements with certain market timing firms permitting them to exchange by telephone. These privileges are limited, and the portfolios' distributor has the right to reject or suspend them.


TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

Each portfolio plans to make distributions from net investment income at intervals stated on the table below, and to distribute net realized capital gains, if any, at least annually.


--------------------------------------------------------------------------------
   PORTFOLIO                                       DIVIDEND PAID
--------------------------------------------------------------------------------
   Growth Stock Portfolio                           Semiannually
--------------------------------------------------------------------------------
   Managed Bond Portfolio                           Semiannually
--------------------------------------------------------------------------------


Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the portfolio as capital gains distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


Many investors, including most tax-qualified plan investors, may be eligible for preferential federal income tax treatment on distributions received from the portfolios and disposition of shares of the portfolios.



22 Phoenix Duff & Phelps Institutional Mutual Funds

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the portfolios' financial performance for the past five years or since inception. Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rates that an investor would have earned or lost on an investment in the portfolios (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the portfolios' financial statements, are included in the portfolios' most recent Annual Report, which is available upon request.


PHOENIX DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO


                                                                                CLASS X
                                                           ---------------------------------------------------
                                                                                                       FROM
                                                                                                     INCEPTION
                                                                YEARS ENDED DECEMBER 31,             3/1/96 TO
                                                            1999          1998          1997         12/31/96
                                                         --------       -------       --------        -------
Net asset value, beginning of period                       $37.82        $33.85         $47.42         $48.01
INCOME FROM INVESTMENT OPERATIONS(5)
   Net investment income                                     0.08          0.05(6)        0.31(6)        0.34
   Net realized and unrealized gain (loss)                  11.65          9.88          10.60           4.89
                                                         --------       -------       --------        -------
     TOTAL FROM INVESTMENT OPERATIONS                       11.73          9.93          10.91           5.23
                                                         --------       -------       --------        -------
LESS DISTRIBUTIONS
   Dividends from net investment income                     (0.05)        (0.15)         (0.39)         (0.30)
   Dividends from net realized gains                       (12.67)        (5.81)        (24.07)(3)      (5.52)
   In excess of net investment income                          --            --          (0.02)            --
                                                         --------       -------       --------        -------
   TOTAL DISTRIBUTIONS                                     (12.72)        (5.96)        (24.48)         (5.82)
                                                         --------       -------       --------        -------
Change in net asset value                                   (0.99)         3.97         (13.57)         (0.59)
                                                         --------       -------       --------        -------
NET ASSET VALUE, END OF PERIOD                             $36.83        $37.82         $33.85         $47.42
                                                         ========      ========       ========       ========
Total return                                                33.93%        31.20%         25.76%          10.71%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                     $41,436       $46,330        $44,350         $82,739
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                                     0.70%         0.70%          0.70%           0.70%(1)
   Net investment income                                     0.17%         0.13%          0.64%           0.65%(1)
Portfolio turnover                                            136%          115%           148%             99%(2)

----------
(1) Annualized.
(2) Not annualized.
(3) Includes amounts distributed as income and redesignated for tax purposes.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.95%, 1.00%, 0.87%, and 0.81% for the periods ended December 31, 1999, 1998, 1997, and 1996, respectively.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(6) Computed using average shares outstanding.



                             Phoenix Duff & Phelps Institutional Mutual Funds 23

--------------------------------------------------------------------------------

PHOENIX DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO


                                                                                CLASS Y
                                                           ---------------------------------------------------
                                                                                                       FROM
                                                                                                     INCEPTION
                                                                YEARS ENDED DECEMBER 31,             3/1/96 TO
                                                            1999          1998          1997         12/31/96
                                                         --------       -------       --------        -------
Net asset value, beginning of period                       $37.79        $33.86         $47.43         $48.01
INCOME FROM INVESTMENT OPERATIONS(5)
   Net investment income                                    (0.03)         0.04(6)        0.18(6)        0.18
   Net realized and unrealized gain (loss)                  11.63          9.88          10.59           4.95
                                                         --------       -------       --------        -------
     TOTAL FROM INVESTMENT OPERATIONS                       11.60          9.84          10.77           5.13
                                                         --------       -------       --------        -------
LESS DISTRIBUTIONS
   Dividends from net investment income                        --         (0.10)         (0.31)         (0.19)
   Dividends from realized gains                           (12.67)        (5.81)        (24.02)(3)      (5.52)
   In excess of net investment income                          --            --          (0.01)            --
                                                         --------       -------       --------        -------
     TOTAL DISTRIBUTIONS                                   (12.67)        (5.91)        (24.34)         (5.71)
                                                         --------       -------       --------        -------
Change in net asset value                                   (1.07)         3.93         (13.57)         (0.58)
                                                         --------       -------       --------        -------
NET ASSET VALUE, END OF PERIOD                             $36.72        $37.79         $33.86         $47.43
                                                         ========      ========       ========       ========
Total return                                                33.60%        30.85%         25.46%         10.48%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                     $21,845       $21,347        $17,631        $22,978
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                                     0.95%         0.95%          0.95%          0.95%(1)
   Net investment income                                    (0.09)%       (0.11)%         0.39%          0.39%(1)
Portfolio turnover                                            136%          115%           148%            99%(2)

----------
(1) Annualized.
(2) Not annualized.
(3) Includes amounts distributed as income and redesignated for tax purposes.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.20%, 1.25%, 1.12%, and 1.06% for the periods ended December 31, 1999, 1998, 1997, and 1996, respectively.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(6) Computed using average shares outstanding.



24 Phoenix Duff & Phelps Institutional Mutual Funds

--------------------------------------------------------------------------------

PHOENIX DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO


                                                                                CLASS X
                                                           ---------------------------------------------------
                                                                                                       FROM
                                                                                                     INCEPTION
                                                                YEARS ENDED DECEMBER 31,             3/1/96 TO
                                                            1999          1998          1997         12/31/96
                                                         --------       -------       --------        -------
Net asset value, beginning of period                       $31.47        $33.17         $33.98         $33.84
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                     2.01          2.26(4)        2.37(4)        2.03(4)
   Net realized and unrealized gain (loss)                  (1.57)        (1.58)          0.85           0.69
                                                         --------       -------       --------        -------
     TOTAL FROM INVESTMENT OPERATIONS                        0.44          0.68           3.22           2.72
                                                         --------       -------       --------        -------
LESS DISTRIBUTIONS
   Dividends from net investment income                     (2.00)        (2.09)         (2.42)         (1.96)
   Dividends from net realized gains                           --            --          (1.43)         (0.61)
   In excess of net investment income                       (0.03)        (0.16)         (0.18)         (0.01)
   In excess of accumulated net realized                       --         (0.13)            --             --
                                                         --------       -------       --------        -------
   TOTAL DISTRIBUTIONS                                      (2.03)        (2.38)         (4.03)         (2.58)
                                                         --------       -------       --------        -------
Change in net asset value                                   (1.59)        (1.70)         (0.81)          0.14
                                                         --------       -------       --------        -------
NET ASSET VALUE, END OF PERIOD                             $29.88        $31.47         $33.17         $33.98
                                                         ========      ========       ========       ========
Total return                                                 1.47%         1.99%          9.75%          8.24%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                    $100,044      $113,273        $72,747        $71,482
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                     0.55%         0.55%          0.55%          0.55%(1)
   Net investment income                                     6.54%         6.89%          6.92%          7.15%(1)
Portfolio turnover                                            142%          105%           176%           199%(2)

----------
(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.74%, 0.77%, 0.77%, and 0.85% for the periods ended December 31, 1999, 1998, 1997, and 1996, respectively.
(4) Computed using average shares outstanding.



                             Phoenix Duff & Phelps Institutional Mutual Funds 25

--------------------------------------------------------------------------------

PHOENIX DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO


                                                                                CLASS Y
                                                           ---------------------------------------------------
                                                                                                       FROM
                                                                                                     INCEPTION
                                                                YEARS ENDED DECEMBER 31,             3/1/96 TO
                                                            1999          1998          1997         12/31/96
                                                         --------       -------       --------        -------
Net asset value, beginning of period                       $31.47        $33.18         $33.97         $33.84
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                     1.96          2.18(4)        2.27(4)        1.98(4)
   Net realized and unrealized gain (loss)                  (1.59)        (1.59)          0.88           0.66
                                                         --------       -------       --------        -------
     TOTAL FROM INVESTMENT OPERATIONS                        0.37          0.59           3.15           2.64
                                                         --------       -------       --------        -------
LESS DISTRIBUTIONS
   Dividends from net investment income                     (1.92)        (2.02)         (2.33)         (1.89)
   Dividends fron net realized gains                           --            --          (1.43)         (0.61)
   In excess of net investment income                       (0.03)        (0.15)         (0.18)         (0.01)
   In excess of accumulated net realized                       --         (0.13)            --             --
                                                         --------       -------       --------        -------
     TOTAL DISTRIBUTIONS                                    (1.95)        (2.30)         (3.94)         (2.51)
                                                         --------       -------       --------        -------
Change in net asset value                                   (1.58)        (1.71)         (0.79)          0.13
                                                         --------       -------       --------        -------
NET ASSET VALUE, END OF PERIOD                             $29.89        $31.47         $33.18         $33.97
                                                         ========      ========       ========       ========
Total return                                                 1.26%         1.72%          9.52%          7.98%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                      $6,884        $7,491         $6,725         $7,010
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                     0.80%         0.80%          0.80%          0.80%(1)
   Net investment income                                     6.29%         6.63%          6.65%          6.91%(1)
Portfolio Turnover                                            142%          105%           176%           199%(2)

----------
(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.99%, 1.02%, 1.02%, and 1.10% for the periods ended December 31, 1999, 1998, 1997, and 1996, respectively.
(4) Computed using average shares outstanding.



26 Phoenix Duff & Phelps Institutional Mutual Funds

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION


The portfolios have filed a Statement of Additional Information about the portfolios, dated May 1, 2000, with the Securities and Exchange Commission. The Statement contains more detailed information about the portfolios. It is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statement:

         o by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

         o   by calling (800) 814-1897.

You may also obtain information about the portfolios from the Securities and Exchange Commission:

         o   through its internet site (http://www.sec.gov),

         o   by visiting its Public Reference Room in Washington, DC,

         o by writing to its Public Reference Section, Washington, DC 20549-0102 (a fee may be charged), or

         o   by electronic request at publicinfo@sec.gov (a fee may be charged).

Information about the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


SHAREHOLDER REPORTS

The portfolios semiannually mail to shareholders detailed reports containing information about each portfolio's investments. The portfolios' Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the portfolios' performance from January 1 through December 31. You may request a free copy of the portfolios' Annual and Semiannual Reports:


         o by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200, or

         o   by calling (800) 814-1897.

                        CUSTOMER SERVICE: (800) 814-1897
                            MARKETING: (800) 814-1897
                        TELEPHONE ORDERS: (800) 814-1897
                 TELECOMMUNICATION DEVICE (TTY): (800) 243-1926


SEC File Nos. 33-80057 and 811-9140     [RECYCLE LOGO] Printed on recycled paper
                                                       using soybean ink


                             Phoenix Duff & Phelps Institutional Mutual Funds 27

                PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS

           PHOENIX DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO PHOENIX DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO



                                101 Munson Street

                         Greenfield, Massachusetts 01301

                                 (800) 814-1897

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2000

   This Statement of Additional Information is not a prospectus but expands upon and supplements the information contained in the current Prospectus of the Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund"), dated May 1, 2000 and should be read in conjunction with it. A copy may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 814-1897, or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.



                                TABLE OF CONTENTS

                                                                            PAGE

The Fund ..................................................................    1
Investment Objectives and Policies ........................................    1
Investment Restrictions ...................................................    8
Performance Information ...................................................   10
Performance Comparisons ...................................................   11
Portfolio Turnover ........................................................   11
The Investment Advisers ...................................................   12
Brokerage Allocation ......................................................   12
Determination of Net Asset Value ..........................................   14
How to Buy Shares .........................................................   14
How to Redeem Shares.......................................................   16
Dividends, Distributions and Taxes ........................................   17
The Distributor ...........................................................   18
Distribution Plan..........................................................   19
Management of the Fund ....................................................   19
Compensation Table.........................................................   25
Additional Information ....................................................   27
Appendix ..................................................................   29


PXP3090B (5/00)

                                    THE FUND


   Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund") is an open-end management investment company which was organized under Massachusetts law on December 4, 1995 as a business trust. Prior to March 1, 1996, the Managed Bond and Growth Stock Portfolios existed as the Managed Bond Account ("Separate Account P") and Growth Stock Account ("Separate Account S"), respectively, separate investment accounts of Phoenix Home Life Mutual Insurance Company pursuant to the insurance laws of the State of New York and the laws of other states. The Fund's shares are presently offered in two separate portfolios, each of which is described here. Each portfolio generally operates as a separate fund with its own investment objectives and policies designed to meet its specific investment goals.



                       INVESTMENT OBJECTIVES AND POLICIES

   The investment objectives and policies of each Portfolio are described in the prospectus. The following discussion supplements the description of the Portfolio's investment policies and investment techniques information contained in the prospectus.

   The investment objective of each Portfolio is deemed to be a fundamental policy and may not be changed without the approval of the shareholders of that Portfolio. Investment restrictions described in this Statement of Additional Information are fundamental policies of the Fund and may not be changed as to any Portfolio without the approval of the Portfolio's shareholders.

MONEY MARKET INSTRUMENTS
   CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.



   TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.



   BANKER'S ACCEPTANCES. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

   COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

   CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

   U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.



   REPURCHASE AGREEMENTS. The repurchase price under the repurchase agreements described in the prospectus generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Portfolio's custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans under the Investment Company Act of 1940 as amended (the "1940 Act").

   REVERSE REPURCHASE AGREEMENTS. At the time the Portfolio enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the

Portfolio may decline below the price of the securities it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.



   BANK OBLIGATIONS. For purposes of a Portfolio's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches.

   MUNICIPAL OBLIGATIONS. Municipal Obligations include debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

   The two principal classifications of Municipal Obligations consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, and, accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of such bonds is a function of the economic viability of such facility or revenue source. The Managed Bond and Enhanced Reserves Portfolios may include "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

   Certain types of Municipal Obligations (private activity bonds) are or have been issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued by privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.



   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Dividends paid by the Portfolio that are derived from interest of Municipal Obligations would be taxable to the Portfolio shareholders for federal income tax purposes.



   INSURED MUNICIPAL OBLIGATIONS. Certain of the Municipal Obligations held by a Portfolio may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.



   STAND-BY COMMITMENTS. Under a stand-by commitment, a dealer or bank agrees to purchase from the Portfolio, at the Portfolio's option, specified Municipal Obligations at their amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be sold, transferred or assigned by the Portfolio only with the underlying Municipal Obligation. The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for Portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Portfolio paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio.

   The Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser's opinion, present minimal credit risks. The Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. The Portfolio would acquire stand-by commitments solely to facilitate Portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by the Portfolio would be valued at zero in determining net asset value.

   WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. When a Portfolio agrees to purchase securities on a when-issued or delayed-delivery basis, its custodian will set aside cash, U.S. Government securities or other liquid high-grade debt obligations equal to the amount of the purchase or the commitment in a separate account. Normally, the custodian will set aside portfolio securities to meet this requirement. The market value of the separate account will be monitored and if such market value declines, the Portfolio will be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitments. Because a Portfolio will set aside cash or liquid high-grade debt securities in the manner described, the Portfolio's liquidity and ability to manage its fund might be affected in the event its when-issued purchases or delayed-delivery commitments ever exceeded 25% of the value of its assets. In the case of a delayed delivery of the sale of fund securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

   A Portfolio will make commitments to purchase securities on a when-issued basis or delayed delivery basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a capital gain or loss. When a Portfolio engages in when-issued and delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


   The value of the securities underlying a when-issued purchase or a delayed delivery to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Portfolio's net asset value starting on the day a Fund agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Portfolio makes a delayed delivery of the sale of securities it owns, the proceeds to be received upon settlement are included in the Portfolio's assets, and fluctuations in the value of the underlying securities are not reflected in the Portfolio's net asset value as long as the commitment remains in effect.


   SECURITIES AND INDEX OPTIONS. Options and the related risks are summarized below.


   WRITING AND PURCHASING OPTIONS. Call options written by a Portfolio normally will have expiration dates between three and nine months from the date written. During the option period a Portfolio may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Portfolio to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Portfolio effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Portfolio has received an exercise notice.

   The exercise price of a call option written by a Portfolio may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/ Silver Index. A Portfolio may write call options and purchase call and put options on any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable a Portfolio to write another call option with either a different exercise price or expiration date or both. A Portfolio may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Portfolio expires unexercised, a Portfolio will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Portfolio may increase its Portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON OPTIONS. A Portfolio may write call options only if they are covered and if they remain covered so long as a Portfolio is obligated as a writer. If a Portfolio writes a call option on an individual security, a Portfolio will own the underlying security at all times during the option period. A Portfolio will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Portfolio will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Portfolio, a Portfolio will be required to deposit qualified securities. A "qualified security" is a security against which a Portfolio has not written a call option and which has not been hedged by a Portfolio by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, a Portfolio will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Portfolio writes a call on an index which is "in-the-money" at the time the call is written, a Portfolio will pledge with its custodian bank any asset, including equity securities and non- investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount pledged may be applied to a Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.



   A Portfolio may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid. In connection with a Portfolio qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on a Portfolio's ability to enter into option transactions may apply from time to time.



   RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that a Portfolio may lose the premium it paid plus transaction costs. If a Portfolio does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Portfolio will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Portfolio, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon a Portfolio or all of the Portfolios, in the aggregate.

   RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Portfolio will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Portfolio of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Portfolio would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Portfolio. However, it is the Fund's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Portfolio will write call options on indices only subject to the limitations described above.

   Price movements in securities in a Portfolio holdings will not correlate perfectly with movements in the level of the index and, therefore, a Portfolio bears the risk that the price of the securities held by the Portfolio may not increase as much as the level of the index. In this event, the Portfolio would bear a loss on the call which would not be completely offset by movements in the prices of a Portfolio's portfolio securities. It is also possible that the index may rise when the value of a Portfolio holdings securities does not. If this occurred, the Portfolio would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless a Portfolio has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Portfolio will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Portfolio fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of a Portfolio's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Portfolio has written a call on an index, there is also a risk that the market may decline between the time a Portfolio has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Portfolio is able to sell securities in its portfolio. As with options on portfolio securities, a Portfolio will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Portfolio would be able to deliver the underlying security in settlement, a Portfolio may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If a Portfolio exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" a Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.



   FINANCIAL FUTURES AND RELATED OPTIONS. Each Portfolio may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Portfolio's holdings may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Portfolio may wish to purchase in the future by purchasing futures contracts.



   A Portfolio may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation when a Portfolio purchases or sells a security, no security is delivered or received by a Portfolio upon the purchase or sale of a financial futures contract. Initially, a Portfolio will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. A Portfolio will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. A Portfolio may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. A Portfolio may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on a Portfolio's existing futures and related options positions and the premiums paid for related options would exceed 2% (5% for the Real Estate Equity Securities Portfolio) of the market value of a Portfolio's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus a Portfolio's initial margin deposit with respect thereto will be deposited in a pledged account with a Portfolio's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which a Portfolio may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Portfolio will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Portfolio would continue to be required to make daily margin payments. In this situation, if a Portfolio has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Portfolio's ability to hedge its portfolio effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Portfolio to incur additional brokerage commissions and may cause an increase in a Portfolio's portfolio turnover rate.

   The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Portfolio or such prices move in a direction opposite to that anticipated, a Portfolio may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, a Portfolio's return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by a Portfolio involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Portfolio will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Portfolio has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in a Portfolio's holdings may decline. If this occurred, a Portfolio would lose money on the futures contract and would also experience a decline in value in its fund securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Portfolio is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Portfolio then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Portfolio will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Portfolio because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Portfolio while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities. The loss from investing in futures transactions is potentially unlimited.


   FOREIGN SECURITIES. Each Portfolio may purchase foreign securities, including those issued by foreign branches of U.S. banks. In any event, such investments in foreign securities will be limited to 15% of the total net asset value of the Growth Stock Portfolio and 35% of the total net asset value of the Managed Bond Portfolio. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.


   The Portfolio may use a foreign custodian or sub-custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Portfolio's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.



   MORTGAGE-RELATED SECURITIES. The Managed Bond Portfolio may invest in mortgage-related securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-related security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.



   Government securities with nominal remaining maturities in excess of 3 1/2 years that have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining maturities of 3 1/2 years or less so as to be permissible investments for the Fund as follows: (a) a government security with a variable or floating rate of interest will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) a government security with a demand or put feature that entitles the holder to receive the principal amount of the underlying security at the time of or sometime after the holder gives notice of demand or exercise of the put will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand or exercise of the put; and
(c) a government security with both a variable or floating rate of interest as described in clause (a) and a demand or put feature as described in clause (b) will be deemed to have a maturity equal to the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand or exercise of the put.

   Securities issued by Government National Mortgage Association ("GNMA") are, and securities issued by Federal National Mortgage Association ("FNMA") include, mortgage-backed securities representing part ownership of a pool of mortgage loans. In the case of GNMA, the mortgages are insured by the Federal Housing Administration or Farmers' Home Administration or guaranteed by the Veteran's Administration. In the case of FNMA, the mortgages are not insured by an agency of the U.S. Government.

   The prices of mortgage-backed securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Mortgage-backed securities issued by GNMA and FNMA currently offer yields which are higher than those available on other securities of the U.S. Government and its agencies and instrumentalities, but may be less effective than these other securities as a means of "locking in" attractive long-term interest rates. This is a result of the need to reinvest prepayment of principal and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, these securities have less potential for capital appreciation during periods of declining interest rates than other investments of comparable risk of decline in value during periods of rising rates.

   LENDING PORTFOLIO SECURITIES. In order to increase its return on investments, each Portfolio may make loans of the portfolio securities as long as the market value of the loaned securities does not exceed 25% of the value of that Portfolio's total assets. Loans of portfolio securities will always be fully collateralized at no less than 102% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

   LOWER RATED FIXED INCOME SECURITIES. In the event that an issuer of securities held by a Portfolio experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Portfolio may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the portfolio securities relate. Further, the Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Portfolio may be unable to obtain full recovery thereof.

   To the extent there is no established secondary market for some of the medium and lower grade income securities in which the Portfolio may invest, trading in such securities may be relatively inactive. During periods of reduced market liquidity or in the absence of readily available market quotations for medium and lower grade income securities held in the Portfolio's holdings, the ability of the Adviser to value the Portfolio's securities becomes more difficult and the Adviser's use of judgment may play a greater role in the valuation of the Portfolio's securities due to the reduced availability of reliable objective data. Further, the Portfolio may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established secondary market does exist.


   Many medium and lower grade income securities are not listed for trading on any national securities exchange, and many issuers of medium and lower grade income securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. The amount of information available about the financial condition of an issuer of unrated or unlisted securities generally is not as extensive as that which is available with respect to issuers of listed or rated securities. To the extent that the Portfolio invests in unrated or unlisted medium and lower grade income securities, the ability of the Adviser to evaluate the credit risk of such securities may play a greater role in the ability of the Portfolio to achieve its investment objective.

   The Adviser seeks to minimize the risks involved in investing in medium and lower grade income securities through portfolio diversification, careful investment analysis, and attention to current developments and trends in the economy and financial and credit markets. The Portfolio will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In its analysis, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Although the Adviser's internal business and default risk analysis is independent of the credit ratings of S&P, Moody's or D&P (or other nationally recognized statistical rating organization), the Adviser may consider such ratings in evaluating income securities. Achievement by the Portfolio of its investment objective will be more dependent on the credit analysis of the Adviser than is the case for investment companies with investment objectives similar to the Portfolio's that are more reliant on such rating organizations in selecting portfolio securities.


   INVESTMENT IN OTHER INVESTMENT COMPANIES. The Portfolios are authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. In certain countries, investments by the Portfolio may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Portfolio's purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs, and investment advisory and administrative fees.


                             INVESTMENT RESTRICTIONS


   Fundamental policies as they affect any Portfolio cannot be changed without the approval vote of a majority of the outstanding shares of such Portfolio, which is the lesser of (i) 67% or more of the voting securities of such Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Portfolio. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other Portfolio affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Portfolio.


   The following investment restrictions are fundamental policies of the Fund with respect to each Portfolio and may not be changed except as described above. Each Portfolio may not:


   1. Purchase for such Portfolio securities of any issuer, other than obligations issued or guaranteed as to principal and interest by the United States Government or its agencies or instrumentalities, if immediately thereafter (i) more than 5% of such Portfolio's total assets (taken at market value) would be invested in the securities of such issuer or (ii) more than 10% of the outstanding securities of any class of such issuer would be held by such Portfolio or by all Portfolios of the Fund in the aggregate.


   2. Concentrate the portfolio investments of any Portfolio in any one industry. To comply with this restriction, no security may be purchased for a Portfolio if such purchase would cause the value of the aggregate investment of such Portfolio in any one industry to exceed 25% of that Portfolio's total assets (taken at market value). However, the Managed Bond Portfolio may invest up to 80% of that Portfolio's total assets in corporate debt securities. Provided further, the foregoing restrictions shall be inapplicable to investments in tax-exempt securities issued by government or political subdivisions of governments.


   3. Act as securities underwriter, except as it technically may be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

   4. Purchase securities on margin, but it may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.

   5. Make short sales of securities or maintain a short position.


   6. Make cash loans, except that the Portfolios may (i) purchase bonds, notes, debentures or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not, and (ii) enter into repurchase agreements, provided that no more than 15% of any Portfolio's net assets (taken at market value) may be subject to repurchase agreements maturing in more than seven days.


   7. Make securities loans, except that the Portfolios may make loans of the portfolio securities of any such Portfolio, provided that the market value of the securities subject to any such loans does not exceed 25% of the value of the total assets (taken at market value) of such Portfolio.


   8. Make investments in real estate, real estate limited partnerships or commodities or commodity contracts, although (i) the Portfolios may purchase securities of issuers which deal in real estate or commodities and may purchase securities which are secured by interests in real estate, specifically, securities issued by real estate investment trusts and (ii) any Portfolio may engage in transactions in financial futures contracts and related options, provided that the sum of the initial margin deposits on such Portfolio's existing futures positions and the premiums paid for related options would not exceed in the aggregate 2% of such Portfolio's total assets.


   9. Invest in oil, gas or other mineral leases, although the Portfolios may purchase securities of issuers which engage in whole or in part in such activities.


   10. Invest in puts, calls, straddles and any combination thereof.


   11. Purchase securities of companies for the purpose of exercising management or control.

   12. Participate in a joint or joint and several trading account in securities.


   13. Purchase or retain securities of any issuer if any officer or Trustee of the Fund, or officer or director of its Adviser, owns beneficially more than 1/2 of 1% of the outstanding securities or shares, or both, of such issuer and all such persons owning more than 1/2 of 1% of such securities or shares together own beneficially more than 5% of such securities or shares.


   14. Borrow money, except that the Fund may (i) borrow money for any Portfolio for temporary administrative purposes provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of such Portfolio and (ii) borrow money for any Portfolio for investment purposes, provided that any such borrowing for investment purposes with respect to any such Portfolio is (a) authorized by the Trustees prior to any public distribution of the shares of such Portfolio or is authorized by the shareholders of such Portfolio thereafter, (b) is limited to 33-1/3% of the value of the total assets (taken at market value) of such Portfolio, and (c) is subject to an agreement by the lender that any recourse is limited to the assets of that Portfolio with respect to which the borrowing has been made.


   15. Pledge, mortgage or hypothecate the assets of any Portfolio to an extent greater than 10% of the total assets (taken at market value) of such Portfolio to secure borrowing made pursuant to the provisions of item 14 above.

   16. Issue senior securities except to the extent that it is permitted to (a) borrow money from banks pursuant to the Fund's investment restrictions regarding the borrowing of money, and (b) enter into transactions involving forward foreign currency contracts, foreign currency futures contracts and options thereon as described in this Statement of Additional Information.


   17. Invest more than 5% of a Portfolio's net assets, valued at the lower of cost or market, in warrants or rights. Included within that amount, but not to exceed 2% of the value of a Portfolio's net assets, may be warrants not listed on the New York or American Stock Exchange.

   The Fund may purchase illiquid securities, including repurchase agreements providing for settlement more than seven days after notice and restricted securities (securities that must be registered with the Securities and Exchange Commission before they can be sold to the public) deemed to be illiquid, but such securities will not constitute more than 15% of each Portfolio's net assets. The

Board of Trustees, or the Adviser acting at its direction, values these securities, taking into consideration quotations available from broker-dealers and pricing services and other information deemed relevant.

   If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions.

                             PERFORMANCE INFORMATION

   Performance information for each Portfolio may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as yield and/or as total return of any Portfolio.


   Quotations of yield for the Managed Bond Portfolio will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Portfolio expenses and expenses applicable to each particular Portfolio) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Portfolio on the last day of the period, according to the following formula:


   YIELD = 2[((a-b)) + 1)(6)  - 1]
            --------
               cd

   where,
   a = dividends and interest earned during the period by the Portfolio, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
   d = the maximum offering price per share on the last day of the period.


   For the managed Bond Portfolio, the 30-day yield as of Dcember 31, 1999 was 6.91% for Class X Shares and 6.65% for Class Y Shares.

   Total return is a measure of the change in value of an investment in a Portfolio over the period covered. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Portfolio; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares of a Portfolio owned at the end of the period by the net asset value on the last trading day of the period; (3) assuming maximum sales charge deducted and reinvestment of all dividends at net asset value and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or the time period during which the registration statement including the Portfolio was in effect if a Portfolio has not been in existence for at least ten years.

   Except as above stated, standardized quotations of average annual total return for each class of shares of each Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in either Class X or Class Y Shares of each Portfolio over a period of one, five, and ten years (or up to the life of the class of shares). Standardized total return quotations reflect the deduction of a proportional share of each Class' expenses of such Portfolio (on an annual basis), and assume that all dividends and distributions are reinvested when paid. It is expected that the performance of Class X Shares shall be better than that of Class Y Shares as a result of lower distribution fees and certain incrementally lower expenses paid by Class X Shares. Each Portfolio may also quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures.

   Performance information for each Portfolio (and each Class thereof) reflects only the performance of a hypothetical investment in a Class X or Class Y of the Portfolio during the particular time period in which the calculations are based. Performance information is not an indication of future performance. Performance information should be considered in light of a particular Portfolio's investment objectives and policies, characteristics and qualities of the Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Investment results will vary from time to time and are not identical to the past portfolio investments of those Portfolios which previously existed as separate accounts.

   The manner in which total return will be calculated for public use is described above. The following table contains total return figures involving the Managed Bond and Growth Stock Portfolio based on each such Portfolio's past performance as a separate investment account of Phoenix Home Life Mutual Insurance Company, for periods before the Fund's registration statement became effective (March 1, 1996). This performance data may be relevant as each such separate account was managed, in all material respects, using substantially the same investment objectives, policies and restrictions as those used by such Portfolio. These separate investment accounts were not registered under the 1940 Act and therefore were not subject to certain investment restrictions that are imposed by the 1940 Act. If these separate investment accounts had been registered under the 1940 Act, the separate investment accounts' performance may have been adversely affected. Standardized average annual total return of each Class shall be calculated for the preceding one, five and ten year periods by including the corresponding separate account's total return calculated in accordance with formulas specified by the Securities and Exchange Commission. The performance of the separate accounts has been restated to reflect the deduction of the fees and expenses of the classes of the corresponding Portfolio described in the Prospectus.

               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999

                                                PERIODS ENDED
                       ---------------------------------------------------------
                                1 YEAR             5 YEARS            10 YEARS
                                ------             -------            --------
Growth Stock
  Class X                       33.93%             27.08%              18.28
  Class Y                       33.60%             26.77%              17.99
Managed Bond
  Class X                        1.47%              8.17%               7.80
  Class Y                        1.26%              7.91%               7.53

NOTE: Average annual total return assumes a hypothetical initial payment of $1,000. At the end of each period, a total redemption is assumed. The ending redeemable value is divided by the original investment to calculate total return. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.



                             PERFORMANCE COMPARISONS


   Each Portfolio may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and rating services such as Morningstar, Inc. Additionally, a Portfolio or Class of Portfolio may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, Pensions & Investments, Institutional Investor, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, and Personal Investor. A Portfolio may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Portfolio against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers 1-3 year Government Bond Index, IBC Donoghue Money Fund Report, Merrill Lynch 1-year Treasury Bill, Lehman Brothers Corporate Index and T-Bond Index.

   Advertisements, sales literature, and other communications may contain information about the Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time, the Fund may include specific portfolio holdings or industries. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return figure to well-known indices of market performance, including but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Lehman Brothers 1-3 year Government Bond Index, IBC Donoghue Money Fund Report, Merrill Lynch 1-year Treasury Bill, CS First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.



                               PORTFOLIO TURNOVER

   Each Portfolio has a different expected annual rate of fund turnover, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatment. Historical turnover rates can be found under the heading "Financial Highlights" in the Fund's prospectus.

                               INVESTMENT ADVISERS


   The offices of Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser") are located at 56 Prospect Street, Hartford, Connecticut 06115.


   All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, less than wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut. Phoenix Home Life is a mutual insurance company engaged in the insurance and investment businesses. Phoenix Home Life's principal place of business is located at One American Row, Hartford, Connecticut.


   The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing and accounting services; regulatory filing fees and expenses of printing the Fund's registration statements; insurance expense; association membership dues; brokerage fees; and taxes.

   All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Fund are borne by the Fund. Each Portfolio pays expenses incurred in its own operation and also pays a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Portfolio, except where an allocation using an alternative method can be more fairly made. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Fund and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders.

   The investment advisory agreement provides that the Adviser shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereunder.


   As full compensation for the services and facilities furnished to the Fund, the Adviser is entitled to a fee, payable monthly, as described in the Prospectus. There is no assurance that the Fund will reach net asset levels high enough to realize reductions in the rates of the advisory fees. Any reduction in the rate of the advisory fee on all Portfolios will be prorated among the Portfolios in proportion to their respective averages of the aggregate daily net asset values for the period for which the fee had been paid.


   The advisory agreements continue in force from year to year for each Portfolio, provided that, with respect to each Portfolio, the agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. In addition, and in either event, the terms of the agreement and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Fund or by the Adviser, on sixty (60) days written notice.

   For the years ended December 31, 1997, 1998 and 1999, the Growth Stock Portfolio paid management fees to PIC in the amounts of $515,459, $383,128 and $391,685, respectively. For the years ended December 31, 1997, 1998 and 1999, the Managed Bond Portfolio paid management fees to PIC in the amounts of $352,253, $421,814 and $480,907, respectively.


                              BROKERAGE ALLOCATION

   In effecting portfolio transactions for the Fund, the Adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Adviser may cause the Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or that any offset of direct expenses of a Portfolio yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Adviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser under its contract with the Fund and may benefit both the Fund and other clients of the Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Adviser may benefit the Fund.



   If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes.

   The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid by the Fund. Some portfolio transactions are, subject to the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund.

   The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs share pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different form that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Portfolios, to buy and sell securities for the Portfolios, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Portfolios as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Portfolios in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Portfolios that PXP Securities Corp. may receive.


   For the fiscal years ended December 31, 1997, 1998 and 1999, brokerage commissions paid by the Trust on portfolio transactions totaled $425,169, $193,136 and $166,770, respectively. In the fiscal years ended December 31, 1997, 1998 and 1999, no commissions were paid to affiliates for portfolio transactions. Brokerage commissions of $29,579 paid during the fiscal year ended December 31, 1999, were paid on the portfolio transactions aggregating $5,957,342 executed by brokers who provided research and other statistical information.

   The Fund, its Adviser and Subadviser, and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Fund has a pending order.

                        DETERMINATION OF NET ASSET VALUE


   The net asset value per share of each Portfolio is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a Portfolio's foreign assets may be significantly affected on days when the investor has no access to the Portfolio. The net asset value per share of a Portfolio is determined by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the total number of outstanding shares of the Portfolio. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class' distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Portfolio, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Portfolio which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Portfolio. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Portfolio has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                                HOW TO BUY SHARES


   The Fund currently issues two classes of shares for each Portfolio. Class X Shares are available to Plans (as hereafter defined) and institutional investors which initially purchase Class X Shares of the Fund whose net asset value exceeds $5 million. Class Y Shares are offered to Plans and institutional investors which initially purchase Class Y Shares of the Fund whose net asset value exceeds $1 million. "Plans" are defined as corporate, public, union and governmental pension plans. Completed applications for the purchase of shares should be mailed to Phoenix Duff & Phelps Institutional Mutual Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


   The minimum subsequent investment for each class is $100. Shares are sold at the net asset value per share (as described below) next computed after a completed application or purchase order is received by State Street Bank and Trust Company together with good and sufficient funds therefor (certified checks, federal funds wires, and automated clearing house transactions ("ACH")). Completed orders received by State Street Bank and Trust Company or an authorized agent on a business day prior to the close of trading of the New York Stock Exchange (normally 4:00 PM eastern time) will be processed based on that day's closing net asset value. Shares purchased will be recorded electronically in book-entry form by the Transfer Agent. No share certificates are available. Sales of shares may be made through broker-dealers, pension consultants or other qualified financial agents/institutions.

   The minimum initial investment amounts for the purchase of either class of Fund shares shall be waived with respect to purchases by: (i) Plans and institutional investors who have been invested in certain separate investment accounts of Phoenix Home Life Mutual Insurance Company as of March 1, 1996; (ii) trust companies, bank trust departments, broker-dealers financial planners and investment advisers for funds over which such entity charges an account management fee and which are held in a fiduciary, agency, advisory, custodial or similar capacity; or (iii) Plans and institutional investors where the amounts invested represent the redemption proceeds from the reorganization or merger of other investment companies.

   Equity Planning will retain all or a portion of the continuing distribution fee assessed to Class Y shareholders to finance commissions and related marketing expenses. Equity Planning intends to pay broker-dealers and exempt financial institutions with whom it has a sales agreement a service fee of 0.25% of the average daily net asset value of Class Y Shares sold by such broker-dealers and exempt financial institutions, subject to future amendment or termination. No trail fees are payable to broker-dealers or others in connection with the purchase, sale or retention of Class X Shares.

   Equity Planning may pay broker-dealers and financial institutions exempt from registration pursuant to the Securities Exchange Act of 1934, as amended, and related regulations ("exempt financial institutions"), from its own profits and resources, a percentage of the net asset value of any shares sold as set forth below:

                                                          PAYMENT TO
              PURCHASE AMOUNT                           BROKER-DEALER
              ---------------                           -------------
          $0 to $5,000,000                                  0.50%
          $5,000,001 to $10,000,000                         0.25%
          $10,000,001 or more                               0.10%


   If part of any investment is subsequently redeemed within one year of the investment date, the broker-dealer or exempt financial institution will refund to Equity Planning any such amounts paid with respect to the investment. Equity Planning will sponsor training and educational meetings and provide to all qualifying agents, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Broker-dealers or exempt financial institutions other than Equity Planning may also levy customary additional charges to shareholders for their services in effecting transactions, if they notify the Fund of their intention to do so.


EXCHANGE PRIVILEGES


   Shareholders may exchange Class X or Class Y Shares held in book-entry form for shares of the same class of other Portfolios of the Fund or any other "Affiliated Phoenix Fund" provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's principal place of business; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the shares to be acquired must equal or exceed the minimum initial or subsequent investment amount, as applicable, after the exchange is implemented; and (5) the shareholder is qualified to acquire Fund shares in accordance with the limitations described in this Statement of Additional Information. An "Affiliated Phoenix Fund" refers to the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates.

   The Fund reserves the right to refuse exchange purchases by any person or broker-dealer if, in the Fund's or Adviser's opinion, (a) the exchange would adversely affect the Fund's ability to invest according to its investment objectives and policies; (b) the Fund believes that a pattern of exchanges coincides with a "market timing" strategy; or (c) otherwise adversely affect the Fund and its shareholders. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving written notice to shareholders at least 60 days in advance. Shareholders are urged to review their constituent documents and relevant requirements in order to verify pertinent limitations imposed by retirement plan or group annuity contract exchange limits as well as restrictions imposed by governing law.


MARKET TIMER RESTRICTIONS


   Because excessive trading can hurt Fund performance and harm shareholders, the Fund reserves the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within any 30-day period. The Distributor has entered into agreements with certain market timer entities permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements. The Distributor has the right to reject or suspend these privileges upon reasonable notice.


TELEPHONE EXCHANGE PRIVILEGES
   Unless a shareholder elects in writing not to participate in the Telephone Exchange Privilege, shares for which certificates have not been issued may be exchanged by calling 800-814-1897 provided that the exchange is made between accounts with identical registrations. Under the Telephone Exchange Privilege, telephone exchange orders may also be entered on behalf of the shareholder by his or her registered representative.


   The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. In addition to requiring identical registrations on both accounts, the Transfer Agent will require address verification and will record telephone instructions on tape. All exchanges will be confirmed in writing to the shareholder. To the extent that procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone exchange instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Exchange Privilege may be modified or terminated at any time on 60-days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Exchange Privilege may be difficult to exercise or may be suspended temporarily. The Telephone Exchange Privilege is available only in states where shares being acquired may be legally sold.


   If a shareholder elects not to use the Telephone Exchange Privilege or if the shares being exchanged are represented by a certificate or certificates, in order to exchange shares the shareholder must submit a written request to Phoenix Duff & Phelps Institutional Mutual Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. If the shares are being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit union, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted.

                              HOW TO REDEEM SHARES

   Any holder of shares of any Portfolio may require the Fund to redeem its shares at any time at the net asset value per share next computed after receipt of a redemption request in proper written form by State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301, ATTN: Phoenix Duff & Phelps Institutional Mutual Funds, or by an authorized agent. To be in proper form to redeem shares, (1) the signature(s) of duly authorized representative(s) of the shareholder must appear in the appropriate place upon the stock power; (2) the stock power or any related instruction transmittal must specify the name and account number of the shareholder exactly as registered; (3) the name of the Portfolio; and (4) and all such signatures must be guaranteed by an eligible guarantor institution as determined in accordance with the standards and procedures established by the Transfer Agent. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Signature(s) must also be guaranteed on any change of address request submitted in conjunction with any redemption request. Additional documentation may be required for redemptions by corporations, partnerships or other organizations, or if redemption is requested by anyone other than the shareholder(s) of record. Redemption requests will not be honored until all required documents in proper form have been received.

   In addition, each Portfolio maintains a continuous offer to repurchase its shares, and shareholders may normally sell their shares through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The redemption price in such case will be the price as of the close of trading of the Exchange on that day, provided the order is received by the dealer prior thereto, and is transmitted to the Distributor prior to the close of its business. No charge is made by the Fund on redemptions, but shares tendered through investment dealers may be subject to service charge by such dealers. Payment for shares redeemed will be made within three days after receipt of the duly endorsed share certificates (if issued) or written request; provided, however, that redemption proceeds will not be disbursed until each check used for purchase of shares has been cleared for payment by the investor's bank which may take up to 15 days after receipt of the check.


TELEPHONE REDEMPTION PRIVILEGES

   Unless a shareholder elects in writing not to participate in the Telephone Redemption Privilege, shareholders may redeem shares valued at up to $100,000 by calling (800) 814-1897. The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker-dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized person or third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time without prior notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise or may be suspended temporarily and a shareholder should submit a written redemption request, as described above.


   If the amount of the redemption is $500 or more, the proceeds may be wired to the shareholder's designated U.S. commercial bank account. If the amount of the redemption is less than $500, the proceeds will be sent by check to the address of record on the shareholder's account.

   Telephone redemption orders received and accepted by Transfer Agent on any day when Transfer Agent is open for business will be entered at the next determined net asset value. However, telephone redemption orders received and accepted by Transfer Agent after the close of trading hours on the Exchange will be executed on the following business day. The proceeds of a telephone redemption will normally be sent on the first business day following receipt of the redemption request. However, with respect to the telephone redemption of shares purchased by check, such requests will only be effected after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days.

SYSTEMATIC WITHDRAWAL PROGRAM
   The Systematic Withdrawal Program (the "Program") allows shareholders to periodically redeem a portion of their shares on predetermined monthly, quarterly, semiannual or annual dates. In order to participate in the Program, shareholders must provide written notice to the Transfer Agent specifying (a) the frequency in which Program redemptions are to occur, (b) the routing in which proceeds are to be directed into the shareholder's account, and (c) the priority among Portfolios and classes of shares in which redemptions are to occur.

   Except as provided below, Program payments will be made on or about the 20th day of the month during the frequency period selected by the shareholder. Program payments may also be processed through Automated Clearing House (ACH) to the shareholder's account on or about the 10th, 15th or 25th day of each month. Participants may not redeem sums in any period in excess of the equivalent of 1% of aggregate Portfolio holdings (at the net asset value on the date of redemption) during each month. Program redemptions will only be effected after the Fund has assured itself that good payment has been received for the purchase of shares which are to be redeemed.

   Class X shareholders participating in the Program must at all times own shares of the Fund worth $100,000 or more in the aggregate as determined by the then current net asset value per share. Class Y shareholders participating in the Program must at all times own shares of the Fund worth $50,000 or more in the aggregate as determined by the then current net asset value per share. A shareholder's participation in the Program will also automatically terminate if redemptions are made outside the Program.


REDEMPTION-IN-KIND

   To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. The Fund has elected to pay in cash all requests for redemption by any shareholder of record, but may limit such cash in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when it sold the securities.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to elect to be treated as a regulated investment company ("RIC") and qualify as such under Subchapter M of the Internal Revenue Code (the "Code").

   The Code sets forth numerous criteria which must be satisfied in order for each Portfolio to qualify as a RIC. Each Portfolio must, among other things, meet the following tests for each taxable year: (1) at least 90% of the Portfolio's gross income must be derived from a) dividends, b) interest, c) payments with respect to securities loans, d) gains from the sale or other disposition of stocks or securities or foreign currencies, or e) other income (including but not limited to gains from options, futures, or forward contracts) derived by the Portfolio with respect to its business of investing in stocks, securities or currencies; and (2) distribute annually at least 90% of its investment company taxable income and net exempt-interest income.

   In addition to the gross income tests, to qualify as a RIC, each Portfolio must also diversify its holdings so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its total assets is invested in the assets of any one issuer (other than U.S. Government securities). If in any taxable year a Portfolio does not qualify as a RIC, all of its net investment income and realized capital gains will be taxed at corporate rates.


   In each taxable year that a Portfolio qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. It is the policy of each Portfolio to distribute all of its net investment income and net capital gains to its shareholders in order to avoid any federal income tax liability. In addition, each Portfolio intends to make timely distribution sufficient in amount to avoid a nondeductible 4% excise tax. An excise tax will be imposed on each Portfolio to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its net ordinary income for such calendar year and 98% of its net capital gains as determined for the one year period ending December 31 of such calendar year. In addition, an amount equal to the undistributed net ordinary income and net capital gains from the previous calendar year must also be distributed to avoid the excise tax.


   The Fund is required to withhold for income taxes 31% of dividends, distributions and redemption payments, if any of the following circumstances exist: i) a shareholder fails to provide the Fund with a correct taxpayer identification number (TIN); ii) the Fund is notified by the Internal Revenue Service that the shareholder furnished an incorrect TIN; or iii) the Fund is notified by the Internal Revenue Service that withholding is required because the shareholder failed to report the receipt of dividends or interest from other sources. Withholding may also be required for accounts with respect to which a shareholder fails to certify that i) the TIN provided is correct and ii) the shareholder is not subject to such withholding. However, withholding will not be required from certain exempt entities nor those shareholders complying with the procedures as set forth by the Internal Revenue Service. A shareholder is required to provide the Fund with a correct TIN. The Fund in turn is required to report correct taxpayer identification numbers when filing all tax forms with the Internal Revenue Service. Should the IRS levy a penalty on a Fund for reporting an incorrect TIN and that TIN was provided by the shareholder, the Fund will pass the penalty onto the shareholder.

Dividends paid by a Portfolio from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign fund or estate, a foreign corporation or a foreign partnership (a foreign shareholder) will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

   The discussion of "Tax Status of Distributions" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Shareholders are urged to consult with their tax advisor regarding specific questions as to federal, state, local or foreign taxes.

                                 THE DISTRIBUTOR


   Phoenix Equity Planning Corporation ("Equity Planning"), which has undertaken to use its best efforts to find purchasers for shares of the Fund, serves as the national distributor of the Fund's shares. Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-2200. Shares of each Portfolio are offered on a continuous basis. Pursuant to an Underwriting Agreement covering all classes of shares and distribution methods, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Portfolio.


   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.



   Philip R. McLoughlin, a Trustee and President of the Fund, is a director and officer of Equity Planning. Michael E. Haylon, an officer of the Fund, is a director of Equity Planning. William R. Moyer, a director and officer of Equity Planning, is an officer of the Fund. G. Jeffrey Bohne, Nancy G. Curtiss and Robert S. Dreissen, officers of the Fund, are officers of Equity Planning.


ADMINISTRATIVE SERVICES
   Equity Planning also acts as administrative agent of the Portfolios and as such performs administrative, bookkeeping and pricing functions for the Portfolios. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, plus (2) the documented cost to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of the Portfolios, at the following incremental annual rates.

         First $200 million                                    .085%
         $200 million to $400 million                          .05%
         $400 million to $600 million                          .03%
         $600 million to $800 million                          .02%
         $800 million to $1 billion                            .015%
         Greater than $1 billion                               .0125%



   Percentage rates are applied to the aggregate daily net asset values of the Portfolios. PFPC, Inc. also charges minimum fees and additional fees for each additional class of Fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as administrative agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Fund are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Fund's fiscal year ended December 31, 1999, Equity Planning received $206,684.

   In addition, pursuant to an agreement between Equity Planning, the Fund's Transfer Agent, and State Street Bank and Trust Company ("State Street"), State Street has been appointed subagent to perform certain shareholder servicing functions for the Fund. For performing such services State Street receives a monthly fee from Equity Planning.


                                DISTRIBUTION PLAN

   The Fund has adopted a distribution plan on behalf of its Class Y Shares pursuant to Rule 12b-1 of the 1940 Act (the "Plan"). The Plan permits the Fund to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of Class Y Shares of the Fund. Pursuant to the Plan, the Fund shall pay the Distributor an amount equal to 25% of the average daily net assets of the Class Y Shares for providing services to Class Y shareholders, including assistance in connection with inquiries related to shareholder accounts.

   Equity Planning will retain all or a portion of the continuing distribution fee assessed to Class Y shareholders to finance commissions and related marketing expenses. Equity Planning intends to pay broker-dealers and exempt financial institutions with whom it has a sales agreement a service fee of 0.25% of the average daily net asset value of Class Y Shares sold by such broker-dealers and exempt financial institutions, subject to future amendment or termination.

   In order to receive payments under the Plan, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's Class Y shareholders, or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant, or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment, or other processing.

   On a quarterly basis, the Trustees of the Fund review a report on expenditures under the Plan and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plan will be continued. By its terms, continuation of the Plan from year to year is contingent on annual approval by a majority of the Trustees of the Fund and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without approval of the Class Y shareholders of the Fund and that other material amendments to the Plan must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding Class Y Shares of the Fund.


   For the fiscal year ended December 31, 1999, the Fund paid Rule 12b-1 Fees in the amount of $67,138, of which Equity Planning received $909, W.S. Griffith & Co., Inc., an affiliate, received $60,596 and unaffiliated broker-dealers received $5,634. Distributor expenses under the Plans consisted of: (1) compensation to dealers, $66,230; (2) compensation to sales and shareholder services personnel, $179,128; (3) advertising costs, $169,709; (4) printing and mailing prospectuses to other than current shareholders, $3,178; (5) service costs, $28,936; and (6) other expenses, $60,796. No interested persons of the Fund and no Trustee who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plan.



                             MANAGEMENT OF THE FUND

   The Fund is an open-end, diversified investment company known as a mutual fund. The Board of Trustees supervises the business affairs and investments of the Fund, which is managed on a daily basis by each Portfolio's investment adviser.

TRUSTEES AND OFFICERS
   The Trustees and executive officers of the Fund and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut 06115-0480.


                                         POSITIONS HELD                            PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                    WITH THE TRUST                            DURING PAST 5 YEARS
---------------------                    --------------                            -------------------
Robert Chesek (65)                       Trustee            Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                            Funds. Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff &
Wethersfield, CT 06109                                      Phelps Institutional Mutual Funds (1996-present) and
                                                            Phoenix-Seneca Funds (2000-present).

                                         POSITIONS HELD                            PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                    WITH THE TRUST                            DURING PAST 5 YEARS
---------------------                    --------------                            -------------------
E. Virgil Conway (70)                    Trustee            Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                          Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                        (1970-present), Pace University (1978-present), Atlantic Mutual
                                                            Insurance Company (1974-present), HRE Properties (1989-present), Greater
                                                            New York Councils, Boy Scouts of America (1985-present), Union Pacific
                                                            Corp. (1978-present), Blackrock Freddie Mac Mortgage Securities Fund
                                                            (Advisory Director) (1990-present), Centennial Insurance Company
                                                            (1974-present), Josiah Macy, Jr., Foundation (1975-present), The Harlem
                                                            Youth Development Foundation (1987-present) (Chairman, 1998-present),
                                                            Accuhealth (1994-present), Trism, Inc. (1994-present), Realty Foundation of New York (1972-present), New York Housing Partnership Development
                                                            Corp. (Chairman) (1981-present) and Academy of Political Science (Vice
                                                            Chairman) (1985-present). Director/Trustee, Phoenix Funds
                                                            (1993-present). Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff &
                                                            Phelps Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                            Funds (2000-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                            Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                            (1995-present). Member, Audit Committee of the City of New York
                                                            (1981-1996). Advisory Director, Blackrock Fannie Mae Mortgage Securities
                                                            Fund (1989-1996) and Fund Directions (1993-1998). Chairman, Financial
                                                            Accounting Standards Advisory Council (1992-1995).

William W. Crawford (71)                 Trustee            Representative (1994-1995), Senior Executive (1994-1995), President and
3029 Wynfield Mews Lane                                     Chief Operating Officer (1988-1993), Hilliard, Lyons, Inc.
Louisville, KY 40206                                        (broker/dealer). Trustee, Phoenix Duff & Phelps Institutional Mutual
                                                            Funds (1996-present) and Phoenix-Seneca Funds (2000-present). Director,
                                                            Duff & Phelps Utilities Tax-Free Income Inc. (1995-present), Duff &
                                                            Phelps Utility and Corporate Bond Trust Inc. (1995-present).

Harry Dalzell-Payne (70)                 Trustee            Director/Trustee, Phoenix Funds (1983-present). Trustee, Phoenix-
330 East 39th Street                                        Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
Apartment 29G                                               Funds (1996-present). Trustee, Phoenix-Seneca Funds (1999-present).
New York, NY 10016                                          Director, Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                            Utility and Corporate Bond Trust Inc. (1995-present). Director, Farragut
                                                            Mortgage Co., Inc. (1991-1994). Formerly a Major General of the British
                                                            Army.

William N. Georgeson (72)                Trustee            Trustee, Phoenix Duff & Phelps Institutional Mutual Funds (1996-present)
575 Glenwood Road                                           and Phoenix-Seneca Funds (2000-present). Director, Duff & Phelps Utility
Lake Forest, IL 60045                                       and Corporate Bond Trust Inc. (1994-present) and Duff & Phelps Utilities
                                                            Tax-Free Income Inc. (1993-present).

*Francis E. Jeffries (69)                Trustee            Director/Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-
8477 Bay Colony Dr.                                         Aberdeen Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds
#902                                                        (1996-present) and Phoenix-Seneca Funds (2000-present). Director, Duff &
Naples, FL 34108                                            Phelps Utilities Income Inc. (1987-present), Duff & Phelps Utilities
                                                            Tax-Free Income Inc. (1991-present) and Duff & Phelps Utility and
                                                            Corporate Bond Trust Inc. (1993-present). Director, The Empire District
                                                            Electric Company (1984-present). Director (1989-1997), Chairman of the
                                                            Board (1993-1997), President (1989-1993), and Chief Executive Officer
                                                            (1989-1995), Phoenix Investment Partners, Ltd.

                                         POSITIONS HELD                            PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                    WITH THE TRUST                            DURING PAST 5 YEARS
---------------------                    --------------                            -------------------
Leroy Keith, Jr. (61)                    Trustee            Chairman (1995-present) and Chief Executive Officer (1995-1999), Carson
Chairman                                                    Products Company. Director/Trustee, Phoenix Funds (1980-present).
Carson Products Company                                     Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
64 Ross Road                                                Institutional Mutual Funds (1996-present) and Phoenix-Seneca Funds
Savannah, GA 30750                                          (2000-present). Director, Equifax Corp. (1991-present) and Evergreen
                                                            International Fund, Inc. (1989-present). Trustee, Evergreen Liquid
                                                            Trust, Evergreen Tax Exempt Trust, Evergreen Tax Free Fund, Master
                                                            Reserves Tax Free Trust, and Master Reserves Trust.

*Philip R. McLoughlin (53)               Trustee and        Chairman (1997-present), Director (1995-present), Vice Chairman
                                         President          (1995-1997) and Chief Executive Officer (1995-1997), Phoenix Investment
                                                            Partners, Ltd. Director (1994-present) and Executive Vice President,
                                                            Investments (1988-present), Phoenix Home Life Mutual Insurance Company.
                                                            Director/Trustee and President, Phoenix Funds (1989-present). Trustee and President, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                            Institutional Mutual Funds (1996-present). Trustee, Phoenix-Seneca Funds
                                                            (1999-present). Director, Duff & Phelps Utilities Tax-Free Income Inc.
                                                            (1995-present) and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                            (1995-present). Director (1983-present) and Chairman (1995-present),
                                                            Phoenix Investment Counsel, Inc. Director (1984-present) and President
                                                            (1990-present), Phoenix Equity Planning Corporation. Chairman and Chief
                                                            Executive Officer, Phoenix/Zweig Advisers, LLC (1999-present). Director,
                                                            Phoenix Realty Group, Inc. (1994-present), Phoenix Realty Advisors, Inc.
                                                            (1987-present), Phoenix Realty Investors, Inc. (1994-present), Phoenix
                                                            Realty Securities, Inc. (1994-present), PXRE Corporation (Delaware)
                                                            (1985-present), and World Trust Fund (1991-present). Director and
                                                            Executive Vice President, Phoenix Life and Annuity Company
                                                            (1996-present). Director and Executive Vice President, PHL Variable
                                                            Insurance Company (1995-present). Director, Phoenix Charter Oak Trust
                                                            Company (1996-present). Director and Vice President, PM Holdings, Inc.
                                                            (1985-present). Director and President, Phoenix Securities Group, Inc.
                                                            (1993-1995). Director, PHL Associates, Inc. (1995-present). Director
                                                            (1992-present) and President (1992-1994), W.S. Griffith & Co., Inc.
                                                            Director, Townsend Financial Advisers, Inc. (1992-present).

Eileen A. Moran (45)                     Trustee            President and Chief Executive Officer, PSEG Resources Inc.
23 Woodland Drive                                           (1990-present). Trustee, Phoenix Duff & Phelps Institutional Mutual
East Windsor, NJ 08520                                      Funds (1996-present) and Phoenix-Seneca Funds (2000-present).

Everett L. Morris (71)                   Trustee            Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                              Director/Trustee, Phoenix Funds (1995-present). Trustee, Duff & Phelps
Colts Neck, NJ 07722                                        Mutual Funds (1994-present). Trustee, Phoenix-Aberdeen Series Fund and
                                                            Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                            Director, Duff & Phelps Utilities Tax-Free Income Inc. (1991-present)
                                                            and Duff & Phelps Utility and Corporate Bond Trust Inc. (1993-present).

                                         POSITIONS HELD                            PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                    WITH THE TRUST                            DURING PAST 5 YEARS
---------------------                    --------------                            -------------------
*James M. Oates (54)                     Trustee            Chairman, IBEX Capital Markets, Inc. (formerly IBEX Capital Markets LLC)
 Managing Director                                          (1997-present). Managing Director, Wydown Group (1994-present).
 The Wydown Group                                           Director, Phoenix Investment Partners, Ltd. (1995-present).
 IBEX Capital Markets LLC                                   Director/Trustee, Phoenix Funds (1987-present). Trustee,
 60 State Street                                            Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional Mutual
 Suite 950                                                  Funds (1996-present) and Phoenix-Seneca Funds (2000-present). Director,
 Boston, MA 02109                                           AIB Govett Funds (1991-present). Investors Financial Service Corporation
                                                            (1995-present), Investors Bank & Trust Corporation (1995-present),
                                                            Plymouth Rubber Co. (1995-present), Stifel Financial (1996-present),
                                                            Command Systems, Inc. (1998-present) and Connecticut River Bancorp
                                                            (1998-present) and Endowment for Health (1999-present). Vice Chairman,
                                                            Massachusetts Housing-Partnership (1998-2000). Director, Blue Cross and
                                                            Blue Shield of New Hampshire (1994-1999).

Richard A. Pavia (69)                    Trustee            Vice Chairman, Forest Preserve District, Cook County President Advisory
7145 North Ionia                                            Council (1997-present). Special Consultant, K&D Facilities Resource
Chicago, IL 60646                                           Corp. (1995-present). Trustee, Phoenix Duff & Phelps Institutional
                                                            Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                            Director, Duff & Phelps Utilities Tax-Free Income Inc. (1991-present),
                                                            Duff & Phelps Utility and Corporate Bond Trust Inc. (1992-present).
                                                            Director (1981-1997), Chairman and Chief Executive Officer (1989-1994),
                                                            Speer Financial, Inc.

*Calvin J. Pedersen (58)                 Trustee            Director (1986-present), President (1993-2000) and Executive Vice
 Phoenix Duff & Phelps Corporation                          President (1992-1993), Phoenix Investment Partners, Ltd.
 55 East Monroe Street                                      Director/Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-
 Suite 3600                                                 Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
 Chicago, IL 60603                                          Funds (1996-present). President and Chief Executive Officer, Duff &
                                                            Phelps Utilities Tax-Free Income Inc. (1995-present), Duff & Phelps
                                                            Utilities Income Inc. (1994-present) and Duff & Phelps Utility and
                                                            Corporate Bond Trust Inc. (1995 present).

*Hebert Roth, Jr. (71)                   Trustee            Director/Trustee, Phoenix Funds (1980-present). Trustee, Phoenix-
 134 Lake Street                                            Aberdeen Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds
 P.O. Box 909                                               (1996-present) and Phoenix-Seneca Funds (2000-present). Director, Boston
 Sherborn, MA 01770                                         Edison Company (1978-present). Landauer, Inc. (medical services)
                                                            (1970-present), Tech Ops./Sevcon, Inc. (electronic controllers)
                                                            (1987-present), and Mark IV Industries (diversified manufacturer)
                                                            (1985-present), Phoenix Home Life Mutual Insurance Company (1972-1998).
                                                            Member, Directors Advisory Council, Phoenix Home Life Mutual Insurance
                                                            Company (1998-present).

Richard E. Segerson (54)                 Trustee            Managing Director, Northway Management Company (1998-present).
102 Valley Road                                             Director/Trustee, Phoenix Funds, (1993-present). Trustee,
New Canaan, CT 06840                                        Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional Mutual
                                                            Funds (1996-present) and Phoenix-Seneca Funds (2000-present). Managing
                                                            Director, Mullin Associates (1993-1998).

                                         POSITIONS HELD                            PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                    WITH THE TRUST                            DURING PAST 5 YEARS
---------------------                    --------------                            -------------------
Lowell P. Weicker, Jr. (68)              Trustee            Trustee/Director, Phoenix Funds (1995-present). Trustee, Phoenix-
731 Lake Avenue                                             Aberdeen Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds
Greenwich, CT 06830                                         (1996-present) and Phoenix-Seneca Funds (2000-present). Director, UST
                                                            Inc. (1995-present), HPSC Inc. (1995-present), Compuware (1996-present)
                                                            and Burroughs Wellcome Fund (1996-present). Visiting Professor,
                                                            University of Virginia (1997-present). Director, Duty Free International
                                                            (1997). Chairman, Dresing, Lierman, Weicker (1995-1996). Governor of the
                                                            State of Connecticut (1991-1995).

Michael E. Haylon (42)                   Executive Vice     Director and Executive Vice President-Investments. Phoenix Vice
                                         President          Investment Partners, Ltd. (1995-present). Executive Vice President,
                                                            President Phoenix Funds (1993-present) and Phoenix-Aberdeen Series Fund
                                                            (1976-present). Executive Vice President (1997-present), Vice President
                                                            (1996-1997), Phoenix Duff & Phelps Institutional Mutual Funds. Director
                                                            (1994-present), President (1995-present), Executive Vice President
                                                            (1994-1995), Vice President (1991-1994), Phoenix Investment Counsel,
                                                            Inc. Director, Phoenix Equity Planning Corporation (1995-present).
                                                            Senior Vice President, Securities Investments, Phoenix Home Life Mutual
                                                            Insurance Company (1993-1995).

Gail P. Seneca (46)                      Senior Vice        Managing Director, Equities, Phoenix Investment Counsel, Inc.
909 Montgomery St.                       President          (1998-present). President and Trustee (1996-present), Phoenix-Seneca
San Francisco, CA 94133                                     Funds. Managing Member, GMG/Seneca Capital Management LLC
                                                            (1996-present). Chief Investment Officer and managing general partner
                                                            (1989-present), GMG/Seneca Capital Management, L.P. Senior Vice
                                                            President, The Phoenix Edge Series Fund (1998-present), Phoenix
                                                            Multi-Portfolio Fund (1998-present), Phoenix Duff & Phelps Institutional
                                                            Mutual Funds (1999-present) and Phoenix Strategic Equity Series Fund
                                                            (1998-present).

James D. Wehr (42)                       Senior Vice        Senior Vice President (1998-present), Managing Director, Fixed Income,
                                         President          (1996-present), Vice President (1991-1996), Phoenix Investment Counsel,
                                                            Inc. Senior Vice President (1998-present), Managing Director, Fixed
                                                            Income, (1996-1998), Vice President (1993-1996), National Securities &
                                                            Research Corporation. Senior Vice President (1997-present), Vice
                                                            President (1988-1997), Phoenix Multi-Portfolio Fund; Senior Vice
                                                            President (1997-present), Vice President (1990-1997), Phoenix Series
                                                            Fund; Senior Vice President (1997-present), Vice President (1991-1997),
                                                            The Phoenix Edge Series Fund; Senior Vice President (1997-present), Vice
                                                            President (1993-1997), Phoenix California Tax Exempt Bonds, Inc.; Senior
                                                            Vice President (1997-present), Vice President (1996-1997), Phoenix Duff
                                                            & Phelps Institutional Mutual Funds; and Senior Vice President, Phoenix
                                                            Multi-Sector Short Term Bond Fund, Phoenix Multi-Sector Fixed Income
                                                            Fund, Phoenix Income and Growth Fund and Phoenix Strategic Allocation
                                                            Fund, Inc. (1997-present). Senior Vice President and Chief Investment
                                                            Officer, Duff & Phelps Utilities Tax Free Income Inc. (1997-present).
                                                            Managing Director, Public Fixed Income, Phoenix Home Life Insurance
                                                            Company (1991-1995).

                                         POSITIONS HELD                            PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                    WITH THE TRUST                            DURING PAST 5 YEARS
---------------------                    --------------                            -------------------
Robert S. Dreissen (52)                  Vice President     Vice President, Compliance, Phoenix Investment Partners, Ltd. (since
                                         and Assistant      1999). Vice President, Phoenix Funds, Phoenix-Aberdeen Series Fund,
                                         Secretary          Phoenix Duff & Phelps Institutional Mutual Funds and Phoenix-Seneca
                                                            Funds (since 1999). Vice President, Risk Management Liaison, Bank of
                                                            America (1996-1999). Vice President, Securities Compliance, The
                                                            Prudential Insurance Company of America (1993-1996). Branch
                                                            Chief/Financial Analyst, Securities and Exchange Commission, Division of
                                                            Investment Management (1972-1993).

Ronald K. Jacks (30)                     Senior Vice        Managing Director, Equities, Phoenix Investment Counsel, Inc. and
909 Montgomery St.                       President          National Securities & Research Corporation (1998-present). Secretary
San Francisco. CA 94133                                     (1996-present) and Trustee (1996-1997), Phoenix-Seneca Funds. Portfolio
                                                            Manager, Seneca Capital Management LLC (1996-present). Portfolio
                                                            Manager, GMG/Seneca Capital Management, L.P. (1990-present). Vice
                                                            President, The Phoenix Edge Series Fund (1998-present), Phoenix
                                                            Multi-Portfolio Fund (1998-present), Phoenix Duff & Phelps Institutional
                                                            Mutual Funds (1999-present) and Phoenix Strategic Equity Series Fund
                                                            (1998-present).

Richard D. Little (49)                   Vice President     Managing Director, Equities, Phoenix Investment Counsel, Inc. and
909 Montgomery St.                                          National Securities & Research Corporation (1998-present). Vice
San Francisco, CA 94133                                     President, Phoenix-Seneca Funds (1996-present). General Partner and
                                                            Director of Equities, GMG/Seneca Capital Management, L.P.
                                                            (1989-present). Director of Equities, Seneca Capital Management LLC
                                                            (1996-present). Vice President, The Phoenix Edge Series Fund
                                                            (1998-present), Phoenix Multi-Portfolio Fund (1998-present), Phoenix
                                                            Duff & Phelps Institutional Mutual Funds (1999-present) and Phoenix
                                                            Strategic Equity Series Fund (1998-present).

William R. Moyer (55)                    Vice President     Executive Vice President and Chief Financial Officer (1999-present),
100 Bright Meadow Blvd.                                     Senior Vice President (1995-1999), Phoenix Investment Partners, Ltd.
P.O. Box 2200                                               Director (1998-present), Senior Vice President, (1990-present), Chief
Enfield, CT 06083-2200                                      Financial Officer (1996-present), Finance (until 1996) and Treasurer
                                                            (1994-1996 and 1998-present), Phoenix Equity Planning Corporation.
                                                            Director (1998-present), Senior Vice President (1990-present), Chief
                                                            Financial Officer (1996-present) and Treasurer (1994-present), Phoenix
                                                            Investment Counsel, Inc. Vice President and Chief Financial Officer,
                                                            Duff & Phelps Investment Management Co. Vice President, Phoenix Funds
                                                            (1990-present), Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                            Institutional Mutual Funds (1996-present). Vice President, Investment
                                                            Products Finance, Phoenix Home Life Mutual Insurance Company
                                                            (1990-1995). Senior Vice President, Chief Financial Officer and
                                                            Treasurer, W.S. Griffith & Co., Inc. (1992-1995) and Townsend Financial
                                                            Advisers, Inc. (1993-1995).

Nancy G. Curtiss (47)                    Treasurer          Vice President, Fund Accounting (1994-present) and Treasurer
                                                            (1996-present), Phoenix Equity Planning Corporation. Treasurer, Phoenix
                                                            Funds (1994-present), Phoenix Duff & Phelps Institutional Mutual Funds
                                                            (1996-present) and Phoenix-Aberdeen Series Fund (1996-present), Second
                                                            Vice President and Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                                            Insurance Company (1994-1995), Various positions with Phoenix Home Life
                                                            Insurance Company (1987-1994).

                                         POSITIONS HELD                            PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                    WITH THE TRUST                            DURING PAST 5 YEARS
---------------------                    --------------                            -------------------
G. Jeffrey Bohne (52)                    Secretary          Senior Vice President, Mutual Fund Customer Service (1999-present), Vice
101 Munson Street                                           President, Mutual Fund Customer Service (1996-1999), Vice President,
Greenfield, MA 01301                                        Transfer Agent Operations (1993-1996), Phoenix Equity Planning
                                                            Corporation. Secretary/Clerk, Phoenix Funds (1993-present),
                                                            Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
                                                            Mutual Funds (1996-present). Vice President and General Manager, Phoenix
                                                            Home Life Mutual Insurance Co. (1993-present).

  *Trustees identified with an asterisk are considered to be interested persons of the Fund (within the meaning of the Investment Company Act of 1940, as amended) because of their affiliation with Phoenix Investment Counsel, Inc., or Phoenix Equity Planning Corporation.

    For services rendered to the Fund during the period ended December 31, 1999, the Trustees received an aggregate of $_____ from the Fund as Trustees' fees. Each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $3,000 and $500 per meeting. Each Trustee who serves on a Committee receives a fee of $250 for each meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Officers and employees of the Adviser who are interested persons are compensated for their services by the Adviser and receive no compensation from the Fund.



   For the Fund last fiscal year, the Trustees received the following compensation:

                               COMPENSATION TABLE


                                                                                                               TOTAL
                                                                                                           COMPENSATION
                                                          PENSION OR                                       FROM FUND AND
                                  AGGREGATE           RETIREMENT BENEFITS           ESTIMATED              FUND COMPLEX
                                COMPENSATION            ACCRUED AS PART          ANNUAL BENEFITS            (16 FUNDS)
         NAME                     FROM FUND            OF FUND EXPENSES          UPON RETIREMENT         PAID TO TRUSTEES
---------------------           --------------        -------------------        ----------------        -----------------
Robert Chesek                       $6,000*                  None                     None                  $ 98,750
E. Virgil Conway[dagger]            $8,250                   None                     None                  $118,250
William W. Crawford                 $6,000*                  None                     None                  $ 41,000
Harry Dalzell-Payne[dagger]         $7,250                   None                     None                  $ 95,000
William N. Georgeson                $6,250                   None                     None                  $ 43,750
Francis E. Jeffries                 $6,000*                  None                     None                  $108,000
Leroy Keith, Jr.                    $6,000                   None                     None                  $ 63,750
Philip R. McLoughlin[dagger]        $    0                   None                     None                  $      0
Eileen A. Moran                     $6,250                   None                     None                  $ 41,250
Everett L. Morris[dagger]           $7,750                   None                     None                  $100,250
James M. Oates[dagger]              $7,250                   None                     None                  $ 72,250
Richard A. Pavia                    $7,000*                  None                     None                  $ 42,000
Herbert Roth, Jr.[dagger]           $5,250                   None                     None                  $ 59,250
Richard E. Segerson                 $7,000                   None                     None                  $ 72,000
Lowell P. Weicker, Jr.              $6,250                   None                     None                  $ 68,750

*This compensation (and the earnings thereon) was deferred pursuant to the Directors' Deferred Compensation Plan. At December 31, 1999, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Crawford, Jeffries, Morris, Pavia, Roth and Segerson was $22,326.52, $432,136.70, $179,151.26, $21,633.86,
$174,057.08, and $80,254.57, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.


  [dagger] Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.


   On April 5, 2000, the trustees and officers as a group owned less than 1% of the then outstanding shares of the Fund.


PRINCIPAL SHAREHOLDERS


   The following table sets forth information as of April 5, 2000 with respect to each person who owns of record or is known by the Fund to own of record or beneficially own 5% or more of any class of the Fund's equity securities.

NAME OF SHAREHOLDER                             CLASS                 NUMBER OF SHARES                PERCENT OF CLASS
-------------------                             -----                 ----------------                ----------------
INSTITUTIONAL MANAGED BOND

Glenn D. Shaffer TTEE                           Class X                 168,594.1200                       5.06%
Plumbers Local No. 24 Pension Plan
c/o IE Shaffer & Co.
830 Bear Tavern Rd.
West Trenton, NJ 08628-1020

N. Charles Thomas TTEE                          Class Y                 113,243.6820                      52.98%
Christian Methodist Episcopal
Church Ret. Plan & Trust DTD 1/1/70
P.O. Box 74
Memphis, TN 38101-0074

KCB Services & Company                          Class Y                  88,852.0050                      41.57%
FBO St. Joseph Hospital
Employees Pension Plan
c/o Quads Trust Company
P.O. Box 4310
Frederick, MD 21705-4310

INSTITUTIONAL GROWTH STOCK

Howard Miller Clock Co. TTEE                    Class X                 306,710.2310                      27.58%
Howard Miller/Hekman Defined
Benefit Pension Plan
860 E. Main Ave.
Zeeland, MI 49464-1300

KCB Services & Company                          Class X                 106,035.7250                       9.53%
FBO Elizabeth Carbide Die Co. Inc.
c/o Quads Trust Company
P.O. Box 4310
Frederick, MD 21705-4310

KCB Services & Company                          Class X                  67,684.1090                       6.09%
Grand Haven Brass Foundry Div. of
JSJ Corp. Bargaining Empl. Pension P
c/o Quads Trust Company
P.O. Box 4310
Frederick, MD 21705-4310

Kenneth H. Huntoon                              Class X                  61,926.9240                       5.57%
Deborah A. Schoultz
James M. Aiken TTEEs
Fibre-Metal Poducts Co. PSP
P.O. Box 248
Concordville, PA 19331-0248

Bernard Klingenberg                             Class X                  57,266.0230                       5.15%
Ronald J. Steenken TTEEs
Willett Hofmann & Associates
Pension Plan
809 E. 2nd St.
Dixon, IL 61021-3275

N. Charles Thomas TTEE                          Class Y                 262,286.8070                      44.06%
Christian Methodist Episcopal
Church Ret. Plan & Trust
P.O. Box 74
Memphis, TN 38101-0074

NAME OF SHAREHOLDER                             CLASS                 NUMBER OF SHARES                PERCENT OF CLASS
-------------------                             -----                 ----------------                ----------------
KCB Services & Company                          Class Y                 218,918.7580                      36.78%
FBO St. Joseph Hospital
Employees Pensions Plan
c/o Quads Trust Company
P.O. Box 4310
Frederick, MD 21705-4310

Ralph A. Toran                                  Class Y                  51,682.7880                       8.68%
Ralph A. Toran
Bryan E. Carlson TTEE
Mount Ida College Retirement Plan
777 Dedham St.
Newton Centre, MA 02159-3323


                             ADDITIONAL INFORMATION

CAPITAL STOCK


   The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest. The Fund currently offers shares in two different portfolios, each offering two classes. Holders of shares of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to such Portfolio (provided that Class Y Shares of a Portfolio bear higher distribution fees and pay correspondingly lower dividends per share than Class X Shares of the same Portfolios). Shareholders of all funds vote on the election of Trustees. On matters affecting an individual Portfolio (such as approval of an investment advisory agreement or a change in fundamental investment policies), a separate vote of that Portfolio is required. On matters affecting an individual class (such as approval of matters relating to the Class Y distribution plan), a separate vote of that class is required. Shares of each Portfolio are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights conversion, preemptive rights or subscription rights.


   The assets received by the Fund for the issue or sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, are allocated to such Portfolio (and class if applicable) subject only to the rights of creditors, and constitute the underlying assets of such Portfolio (and class if applicable). The underlying assets of each Portfolio are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Portfolio and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular Portfolio or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a Massachusetts business trust such as the Fund may be personally liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued by the Fund shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Fund itself would be unable to meet its obligations.


   Prior to March 1, 1996, the Managed Bond and Growth Stock Portfolios existed as the Managed Bond Account (Separate Account P) and Growth Stock Account (Separate Account S), respectively, separate investment accounts of Phoenix Home Life, pursuant to the insurance laws of the State of New York and the laws of other states. Each separate account was maintained for the purpose of investing amounts allocated thereto by Phoenix Home Life under certain group annuity contracts issued by Phoenix Home Life in connection with pension or profit-sharing plans which meet the requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended. The separate accounts were not investment companies pursuant to the 1940 Act. On October 16, 1995, the Board of Directors of Phoenix Home Life approved the conversion of each such separate account into a corresponding of the Portfolio. As of March 1, 1996, the net assets of each separate account were transferred into the corresponding Portfolio of the Fund in exchange for shares of that Portfolio which were credited to each contractholder in accordance with the value of that contractholder's separate account units as of the close of business on such date. Each separate account was then terminated.

FINANCIAL STATEMENTS

   The Financial Statements for the period ended December 31, 1999 appearing in the Fund's 1999 Annual Report to Shareholders, are incorporated herein by reference.


INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, has been selected as the independent accountants for the Fund.
PricewaterhouseCoopers LLP audits the Fund's annual financial statements and expresses an opinion thereon.

REPORT TO SHAREHOLDERS
   The fiscal year of the Fund ends on December 31. The Fund will send to its shareholders at least semiannually reports showing the securities of the Fund's funds and other information.

CUSTODIANS AND TRANSFER AGENT


   Chase Manhattan Bank, N.A., 1 Chase Manhattan Plaza, Floor 3B, New York, NY 10081, serves as custodian for the assets of the Managed Bond and Growth Stock Portfolios.

   Equity Planning acts as Transfer Agent for the Fund.

                                    APPENDIX

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS
   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they Comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS
   AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

FITCH INVESTOR SERVICES, INC.
   AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

   A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

   B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

   CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

   CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

   C--Bonds are in imminent default in payment of interest or principal.

   DDD, DD, and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

   Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs however, are not used in the "DDD", "DD", or "D" categories.

   Duff & Phelps Credit Rating Co. Rating Scale--Duff & Phelps (not affiliated with the Fund or DPIM) offers ratings for short-term and long-term debt, preferred stock, structured financings, and insurer's claims paying ability. D&P ratings are specific to credit quality, i.e., the likelihood of timely payment for principal, interest, and in the case of a preferred stock rating, preferred stock dividends. The insurance company claims paying ability ratings reflect an insurer's ability to meet its claims obligations.

LONG-TERM RATINGS
AAA                      Highest Quality
AA+, AA, AA-             High Quality
A+, A, A-                Good Quality
BBB+, BBB, BBB-          Satisfactory Quality
                           (investment grade)
BB+, B, B-               Non-Investment Grade
B+, B, B-                Non-Investment Grade
CCC                      Speculative

Phoenix Duff & Phelps Institutional Growth Stock Portfolio

                        INVESTMENTS AT DECEMBER 31, 1999


                                              SHARES      VALUE
                                              -------  -----------
COMMON STOCKS--85.2%
ALUMINUM--2.6%
Alcoa, Inc..............................      20,050   $ 1,664,150

BANKS (MAJOR REGIONAL)--2.9%
Mellon Financial Corp...................      54,000     1,839,375

BROADCASTING (TELEVISION, RADIO & CABLE)--6.4%
AMFM, Inc.(b)...........................      31,700     2,480,525
Charter Communications, Inc. Class
A(b)....................................      52,970     1,158,719
Infinity Broadcasting Corp. Class
A(b)....................................      11,250       407,109
                                                       -----------
                                                         4,046,353
                                                       -----------

CHEMICALS--2.8%
Dow Chemical Co. (The)..................      13,400     1,790,575
COMMUNICATIONS EQUIPMENT--8.0%
General Motors Corp. Class H(b).........      21,650     2,078,400
Motorola, Inc...........................      20,460     3,012,735
                                                       -----------
                                                         5,091,135
                                                       -----------

COMPUTERS (HARDWARE)--3.3%
Sun Microsystems, Inc.(b)...............      27,020     2,092,361

COMPUTERS (NETWORKING)--3.6%
Cisco Systems, Inc.(b)..................      21,430     2,295,689

COMPUTERS (SOFTWARE & SERVICES)--4.9%
Microsoft Corp.(b)......................      26,450     3,088,037

                                              SHARES      VALUE
                                              -------  -----------

ELECTRICAL EQUIPMENT--3.9%
General Electric Co.....................      15,820   $ 2,448,145

ELECTRONICS (INSTRUMENTATION)--1.5%
Agilent Technologies, Inc.(b)...........      12,540       969,499

ELECTRONICS (SEMICONDUCTORS)--2.0%
Intel Corp..............................      15,570     1,281,606

FINANCIAL (DIVERSIFIED)--8.2%
Citigroup, Inc..........................      45,085     2,505,035
Morgan Stanley Dean Witter & Co.........      18,710     2,670,852
                                                       -----------
                                                         5,175,887
                                                       -----------

FOODS--1.7%
General Mills, Inc......................      30,800     1,101,100

HEALTH CARE (DIVERSIFIED)--5.8%
Bristol-Myers Squibb Co.................      28,500     1,829,344
Johnson & Johnson.......................      19,840     1,847,600
                                                       -----------
                                                         3,676,944
                                                       -----------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.8%
Merck & Co., Inc........................      26,520     1,778,497

HOUSEHOLD PRODUCTS (NON-DURABLE)--4.2%
Clorox Co. (The)........................      23,300     1,173,738
Procter & Gamble Co. (The)..............      13,340     1,461,564
                                                       -----------
                                                         2,635,302
                                                       -----------

4                      See Notes to Financial Statements

Phoenix Duff & Phelps Institutional Growth Stock Portfolio


                                              SHARES      VALUE
                                              -------  -----------
OIL & GAS (DRILLING & EQUIPMENT)--3.2%
Halliburton Co..........................      50,430   $ 2,029,808

OIL (INTERNATIONAL INTEGRATED)--2.6%
Texaco, Inc.............................      30,000     1,629,375

RETAIL (BUILDING SUPPLIES)--2.3%
Lowe's Companies, Inc...................      23,840     1,424,440

RETAIL (GENERAL MERCHANDISE)--2.9%
Wal-Mart Stores, Inc....................      26,400     1,824,900

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--3.4%
Nextel Communications, Inc. Class
A(b)....................................      20,550     2,119,219
TELECOMMUNICATIONS (LONG DISTANCE)--3.0%
MCI WorldCom, Inc.(b)...................      35,937     1,906,907

TELEPHONE--3.2%
Bell Atlantic Corp......................      32,470     1,998,934
- ------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $40,119,636)                           53,908,238
- ------------------------------------------------------------------

FOREIGN COMMON STOCKS--13.2%

COMMUNICATIONS EQUIPMENT--8.9%
Nokia Oyj Sponsored ADR (Finland).......      15,870     3,015,300
Nortel Networks Corp. (Canada)..........      26,280     2,654,280
                                                       -----------
                                                         5,669,580
                                                       -----------

ELECTRONICS (SEMICONDUCTORS)--4.3%
STMicroelectronics NV (Netherlands).....      17,880     2,707,702
- ------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $3,846,266)                             8,377,282
- ------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--98.4%
(IDENTIFIED COST $43,965,902)                           62,285,520
- ------------------------------------------------------------------

                                        STANDARD
                                        & POOR'S     PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)          VALUE
                                      ------------  ------  --------------------
SHORT-TERM OBLIGATIONS--2.2%

COMMERCIAL PAPER--2.2%
Koch Industries, Inc. 7.50%,
1/3/00..............................      A-1+      $1,405  $          1,404,415
- --------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,404,415)                                           1,404,415
- --------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.6%
(IDENTIFIED COST $45,370,317)                                         63,689,935(a)
Cash and receivables, less liabilities--(0.6%)                          (408,490)
                                                            --------------------
NET ASSETS--100.0%                                          $         63,281,445
                                                            ====================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $19,476,765 and gross depreciation of $1,221,702 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $45,434,872.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix Duff & Phelps Institutional Growth Stock Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value
  (Identified cost $45,370,317)                               $   63,689,935
Cash                                                                   3,366
Receivables
  Dividends and interest                                              31,725
  Fund shares sold                                                    20,195
Prepaid expenses                                                       1,011
                                                              --------------
    Total assets                                                  63,746,232
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                    356,935
  Investment advisory fee                                             33,643
  Transfer agent fee                                                   8,323
  Financial agent fee                                                  8,162
  Distribution fee                                                     4,407
  Trustees' fee                                                        1,188
Accrued expenses                                                      52,129
                                                              --------------
    Total liabilities                                                464,787
                                                              --------------
NET ASSETS                                                    $   63,281,445
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   41,775,181
Undistributed net investment income                                   19,087
Accumulated net realized gain                                      3,167,559
Net unrealized appreciation                                       18,319,618
                                                              --------------
NET ASSETS                                                    $   63,281,445
                                                              ==============
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $41,436,442)                 1,124,934
Net asset value and offering price per share                          $36.83
CLASS Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $21,845,003)                   594,833
Net asset value and offering price per share                          $36.72

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Dividends                                                     $     487,240
Interest                                                             78,275
                                                              -------------
    Total investment income                                         565,515
                                                              -------------
EXPENSES
Investment advisory fee                                             391,685
Distribution fee, Class Y                                            50,204
Financial agent fee                                                  87,537
Professional                                                         35,866
Transfer agent                                                       35,773
Trustees                                                             19,913
Custodian                                                            17,377
Printing                                                             13,698
Registration                                                          7,201
Miscellaneous                                                         9,890
                                                              -------------
    Total expenses                                                  669,144
    Less expenses borne by investment adviser                      (161,973)
                                                              -------------
    Net expenses                                                    507,171
                                                              -------------
NET INVESTMENT INCOME                                                58,344
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                  17,061,177
Net change in unrealized appreciation (depreciation) on
  investments                                                     1,963,468
                                                              -------------
NET GAIN ON INVESTMENTS                                          19,024,645
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  19,082,989
                                                              =============

6                      See Notes to Financial Statements

Phoenix Duff & Phelps Institutional Growth Stock Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            12/31/99      12/31/98
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $     58,344  $     38,130
  Net realized gain (loss)                  17,061,177     8,875,871
  Net change in unrealized appreciation
    (depreciation)                           1,963,468     8,732,664
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               19,082,989    17,646,665
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X               (39,257)      (30,177)
  Net investment income, Class Y                    --        (7,953)
  Net realized gains, Class X              (11,735,478)   (7,279,351)
  Net realized gains, Class Y               (5,991,827)   (3,125,369)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (17,766,562)  (10,442,850)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (43,182
    and 447,453 shares, respectively)        1,703,697    15,187,022
  Net asset value of shares issued from
    reinvestment of distributions
    (328,868 and 204,764 shares,
    respectively)                           11,774,581     7,309,523
  Cost of shares redeemed (472,062 and
    737,633 shares, respectively)          (19,926,904)  (25,502,110)
                                          ------------  ------------
Total                                       (6,448,626)   (3,005,565)
                                          ------------  ------------
CLASS Y
  Proceeds from sales of shares (23,824
    and 42,715 shares, respectively)           935,225     1,441,580
  Net asset value of shares issued from
    reinvestment of distributions
    (168,015 and 85,930 shares,
    respectively)                            5,991,813     3,069,279
  Cost of shares redeemed (161,837 and
    84,508 shares, respectively)            (6,189,832)   (3,014,143)
                                          ------------  ------------
Total                                          737,206     1,496,716
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                      (5,711,420)   (1,508,849)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS     (4,394,993)    5,694,966
                                          ------------  ------------
NET ASSETS
  Beginning of period                       67,676,438    61,981,472
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $19,087 AND $0, RESPECTIVELY]         $ 63,281,445  $ 67,676,438
                                          ============  ============

                       See Notes to Financial Statements                       7

Phoenix Duff & Phelps Institutional Growth Stock Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS X
                                                   ------------------------------------------------------
                                                                                                  FROM
                                                           YEAR ENDED DECEMBER 31,              INCEPTION
                                                   ---------------------------------------      3/1/96 TO
                                                        1999           1998           1997      12/31/96
Net asset value, beginning of period               $   37.82      $   33.85      $   47.42      $   48.01
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income (loss)                          0.08           0.05(7)        0.31(7)        0.34
  Net realized and unrealized gain (loss)              11.65           9.88          10.60           4.89
                                                   ---------      ---------      ---------      ---------
      TOTAL FROM INVESTMENT OPERATIONS                 11.73           9.93          10.91           5.23
                                                   ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                 (0.05)         (0.15)         (0.39)         (0.30)
  Dividends from net realized gains                   (12.67)         (5.81)        (24.07)(3)      (5.52)
  In excess of net investment income                      --             --          (0.02)            --
                                                   ---------      ---------      ---------      ---------
      TOTAL DISTRIBUTIONS                             (12.72)         (5.96)        (24.48)         (5.82)
                                                   ---------      ---------      ---------      ---------
Change in net asset value                              (0.99)          3.97         (13.57)         (0.59)
                                                   ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD                     $   36.83      $   37.82      $   33.85      $   47.42
                                                   =========      =========      =========      =========
Total return                                           33.93%         31.20%         25.76%         10.71%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $41,436        $46,330        $44,350        $82,739

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(4)                                 0.70%          0.70%          0.70%          0.70%(1)
  Net investment income                                 0.17%          0.13%          0.64%          0.65%(1)
Portfolio turnover                                       136%           115%           148%            99%(2)

                                                                          CLASS Y
                                                   ------------------------------------------------------
                                                                                                  FROM
                                                           YEAR ENDED DECEMBER 31,              INCEPTION
                                                   ---------------------------------------      3/1/96 TO
                                                        1999           1998           1997      12/31/96
Net asset value, beginning of period               $   37.79      $   33.86      $   47.43      $   48.01
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income (loss)                         (0.03)         (0.04)(7)       0.18(7)        0.18
  Net realized and unrealized gain (loss)              11.63           9.88          10.59           4.95
                                                   ---------      ---------      ---------      ---------
      TOTAL FROM INVESTMENT OPERATIONS                 11.60           9.84          10.77           5.13
                                                   ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                    --          (0.10)         (0.31)         (0.19)
  Dividends from net realized gains                   (12.67)         (5.81)        (24.02)(3)      (5.52)
  In excess of net investment income                      --             --          (0.01)            --
                                                   ---------      ---------      ---------      ---------
      TOTAL DISTRIBUTIONS                             (12.67)         (5.91)        (24.34)         (5.71)
                                                   ---------      ---------      ---------      ---------
Change in net asset value                              (1.07)          3.93         (13.57)         (0.58)
                                                   ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD                     $   36.72      $   37.79      $   33.86      $   47.43
                                                   =========      =========      =========      =========
Total return                                           33.60 %        30.85 %        25.46%         10.48%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $21,845        $21,347        $17,631        $22,978

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(5)                                 0.95 %         0.95 %         0.95%          0.95%(1)
  Net investment income (loss)                         (0.09)%        (0.11)%         0.39%          0.39%(1)
Portfolio turnover                                       136 %          115 %          148%            99%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes amounts distributed as income and redesignated for tax purposes.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.95%, 1.00%, 0.87%, and 0.81% for the periods ended December 31, 1999, 1998, 1997, and 1996, respectively.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.20%, 1.25%, 1.12%, and 1.06% for the periods ended December 31, 1999, 1998, 1997, and 1996, respectively.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(7) Computed using average shares outstanding.

8                      See Notes to Financial Statements

Phoenix Duff & Phelps Institutional Managed Bond Portfolio

                        INVESTMENTS AT DECEMBER 31, 1999

                                            MOODY'S       PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------
AGENCY MORTGAGE-BACKED SECURITIES--16.3%
Fannie Mae 6.75%, 6/25/20...............      Aaa       $   281  $    279,825
Freddie Mac 6.65%, 6/15/23..............      Aaa         2,050     1,994,016
GNMA 6.50%, 6/1/26......................      Aaa           799       750,436
GNMA 6%, 12/1/28........................      Aaa         3,468     3,155,928
GNMA 6.50%, 5/1/29......................      Aaa         1,354     1,270,666
GNMA 7%, 7/1/29.........................      Aaa         1,976     1,908,332
GNMA 7%, 7/1/29.........................      Aaa         4,080     3,940,668
GNMA 7%, 7/15/29........................      Aaa           907       875,684
GNMA 6.50%, 1/1/30(e)...................      Aaa         3,500     3,288,906
- -----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $17,969,756)                                      17,464,461
- -----------------------------------------------------------------------------
AGENCY NON MORTGAGE-BACKED
SECURITIES--3.4%
Fannie Mae 6.50%, 8/15/04(f)............      Aaa         3,675     3,630,152
- -----------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $3,669,329)                                        3,630,152
- -----------------------------------------------------------------------------
MUNICIPAL BONDS--17.7%
ALABAMA--1.2%
Jefferson County Alabama Sewer Revenue
Bonds Series A 5.125%, 2/1/29...........      Aaa         1,490     1,277,675
                                            MOODY'S       PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------
CALIFORNIA--5.4%
Alameda Corridor Transportation
Authority Revenue Taxable Series C
6.50%, 10/1/19..........................      Aaa       $ 1,000  $    857,500
Alameda Corridor Transportation
Authority Revenue Taxable Series C
6.60%, 10/1/29..........................      Aaa           635       536,575
Fresno County Pension Obligation Revenue
Taxable 6.21%, 8/15/06..................      Aaa         1,400     1,310,750
Oakland Pension Obligation Revenue
Taxable Series A 6.98%, 12/15/09........      Aaa           400       383,000
Orange County Pension Obligation Revenue
Taxable Series A 7.21%, 9/1/07..........      Aaa           300       295,500
Orange County Pension Obligation Revenue
Taxable Series A 7.62%, 9/1/08..........      Aaa           300       301,500
Orange County Pension Obligation Revenue
Taxable Series A 7.67%, 9/1/09..........      Aaa         1,200     1,206,000
Ventura County Pension Obligation
Taxable 6.54%, 11/1/05..................      Aaa         1,000       961,250
                                                                 ------------
                                                                    5,852,075
                                                                 ------------
COLORADO--1.7%
Denver City and County School District
01 Pension Taxable 6.76%, 12/15/07......      Aaa         1,900     1,816,875

12                     See Notes to Financial Statements

Phoenix Duff & Phelps Institutional Managed Bond Portfolio

                                            MOODY'S       PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------
CONNECTICUT--1.6%
Mashantucket Western Pequot Tribe
Revenue Taxable Series A 144A 6.91%,
9/1/12(b)...............................      Aaa       $ 1,100  $  1,038,125

Mashantucket Western Pequot Tribe
Revenue Taxable Series A 144A 6.57%,
9/1/13(b)...............................      Aaa           715       649,756
                                                                 ------------
                                                                    1,687,881
                                                                 ------------
FLORIDA--1.8%
Palm Beach County Solid Waste Industrial
Development Project B Revenue Taxable
10.50%, 1/1/11(g)(h)(i).................       NR           480        96,000

Tampa Solid Waste System Revenue Taxable
Series A 6.43%, 10/1/08.................      Aaa           930       850,950

University of Miami Exchangeable Revenue
Taxable Series A 7.40%, 4/1/11(d).......      Aaa           210       201,863

University of Miami Exchangeable Revenue
Taxable Series A 7.65%, 4/1/20(d).......      Aaa           825       774,469
                                                                 ------------
                                                                    1,923,282
                                                                 ------------

ILLINOIS--2.7%
Illinois Educational Facilities
Authority-Loyola University Revenue
Series A 5.70%, 7/1/24..................      Aaa         1,075     1,019,906

Illinois Educational Facilities
Authority-Loyola University Revenue
Taxable Series A 7.84%, 7/1/24..........      Aaa         1,925     1,838,375
                                                                 ------------
                                                                    2,858,281
                                                                 ------------

MASSACHUSETTS--0.8%
Massachusetts State Port Authority
Revenue Taxable Series C 6%, 7/1/01.....       Aa           870       859,125

NEW YORK--1.5%
New York State General Obligation
Series H 5%, 3/15/29....................      Aaa         1,490     1,229,250

New York State Taxable Series D 6.75%,
6/15/09.................................       A            400       375,000
                                                                 ------------
                                                                    1,604,250
                                                                 ------------
                                            MOODY'S       PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------

PENNSYLVANIA--0.8%
Philadelphia Authority For Industrial
Development Pension Funding Retirement
Systems Revenue Taxable Series A 5.79%,
4/15/09.................................      Aaa       $ 1,000  $    881,250

TEXAS--0.2%
Dallas-Fort Worth International Airport
Facilities Improvement Revenue Taxable
6.45%, 11/1/08..........................      Aaa           200       187,200
- -----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $20,415,510)                                      18,947,894
- -----------------------------------------------------------------------------

ASSET-BACKED SECURITIES--13.1%

AESOP Funding II LLC 98-1, A 6.14%,
5/20/06(b)..............................      Aaa         1,385     1,321,942

American Express Credit Account Master
Trust 99-2, A 5.95%, 12/15/06...........      Aaa           975       936,305

Capita Equipment Receivables Trust 97-1,
B 6.45%, 8/15/02........................       Aa           600       591,654

Citibank Credit Card Master Trust I
98-3, A 5.80%, 2/7/05...................      Aaa         1,500     1,452,750

ContiMortgage Home Equity Loan Trust
98-1, B 7.86%, 4/15/29..................      Baa         1,576     1,423,571

Countrywide Funding Corp. 99-3, AF5
7.73%, 9/25/27..........................      Aaa         1,625     1,613,815

First USA Credit Card Master Trust 96-6,
A 6.61%, 7/10/06........................      AAA         1,400     1,400,219

Honda Auto Lease Trust 99-A, A5 6.65%,
7/15/05.................................      Aaa           650       645,531

LB Commercial Conduit Mortgage Trust
99-C2, A2 7.325%, 9/15/09...............      Aaa         1,670     1,645,472

Newcourt Equipment Trust Securities
99-1, A4 7.18%, 10/20/05................      Aaa         1,020     1,015,856

Premier Auto Trust 97-3, B 6.52%,
1/6/03..................................       A            850       846,183

                       See Notes to Financial Statements                      13

Phoenix Duff & Phelps Institutional Managed Bond Portfolio

                                            MOODY'S       PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------
Team Fleet Financing Corp. 98-3A, C 144A
6.63%, 10/25/04(b)(c)...................      BBB       $ 1,150  $  1,071,656
- -----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $14,275,473)                                      13,964,954
- -----------------------------------------------------------------------------

CORPORATE BONDS--9.2%

AEROSPACE/DEFENSE--0.7%
BE Aerospace, Inc. 9.50%, 11/1/08.......       B            740       695,600

AIRLINES--0.7%
Continental Airlines, Inc. 7.461%,
4/1/15 .................................       Aa           823       790,115
BROADCASTING (TELEVISION, RADIO & CABLE)--1.0%
CSC Holdings, Inc. 7.625%, 7/15/18......       Ba           600       558,000
United Pan-Europe Communications NV 144A
10.875%, 8/1/09(b)......................       B            540       550,125
                                                                 ------------
                                                                    1,108,125
                                                                 ------------
COMMUNICATIONS EQUIPMENT--0.9%
Metromedia Fiber Network, Inc. Series B
10%, 11/15/08...........................       B            350       359,625

Williams Communications 10.70%,
10/1/07.................................       B            575       606,625
                                                                 ------------
                                                                      966,250
                                                                 ------------

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.5%
Mohegan Tribal Gaming 8.125%, 1/1/06  ..       Ba           250       245,625
Mohegan Tribal Gaming 8.75%, 1/1/09.....       Ba           250       249,375
                                                                 ------------
                                                                      495,000
                                                                 ------------

HEALTH CARE (GENERIC AND OTHER)--0.4%
ICN Pharmaceutical Inc. 144A 8.75%,
11/15/08(b).............................       Ba           505       469,019

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.5%
Boston Scientific Corp. 6.625%,
3/15/05 ................................      Baa           560       516,600

HOMEBUILDING--0.5%
Lennar Corp. 7.625%, 3/1/09.............       Ba           580       519,100

INSURANCE (PROPERTY-CASUALTY)--0.5%
HSB Capital I Series B 7.09%,
7/15/27(c)(d)...........................      BBB           550       522,302

SERVICES (COMMERCIAL & CONSUMER)--0.1%
ARA Services, Inc. 10.625%, 8/1/00......      Baa            53        54,590
                                            MOODY'S       PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.7%
Voicestream Wireless Holding 144A
10.375%, 11/15/09(b)....................       B        $   745  $    767,350

TELECOMMUNICATIONS (LONG DISTANCE)--2.0%
Global Crossing Holdings Ltd 9.125%,
11/15/06................................       Ba           505       501,212

FirstCom Corp. 14%, 10/27/07............       NR         1,030     1,143,300
Qwest Communications International, Inc.
Series B 7.50%, 11/1/08.................       Ba           500       486,875
                                                                 ------------
                                                                    2,131,387
                                                                 ------------

TEXTILES (HOME FURNISHINGS)--0.3%
Westpoint Stevens, Inc. 7.875%,
6/15/05.................................       Ba           400       368,000

WASTE MANAGEMENT--0.4%
Allied Waste North America, Inc.
Series B 7.875%, 1/1/09.................       Ba           505       448,188
- -----------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $9,968,645)                                        9,851,626
- -----------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--24.8%

CS First Boston Mortgage Securities
Corp. 97-SPCE C 144A 7.077%,
2/20/07(b)(c)...........................       A          1,450     1,388,828

CS First Boston Mortgage Securities
Corp. 98-C2, A1 5.96%, 12/15/07.........      Aaa           643       609,047

CS First Boston Mortgage Securities
Corp. 99-C1, A2 7.29%, 9/15/09..........      Aaa         1,115     1,096,533

Chase Commercial Mortgage Securities
Corp. 00-S1 7.25%, 2/25/30(e)...........      Aaa         1,650     1,581,164

Commercial Mortgage Asset Trust 99-C1 D
7.35%, 10/17/13(f)......................      Baa         2,400     2,058,750

Countrywide Home Loans 99-11, A16 7.25%,
11/15/29(c).............................      AAA         1,905     1,817,787

Criimi Mae Trust I 96-C1, A2 144A 7.56%,
6/30/33(b)(c)...........................      BBB         1,475     1,395,027

DLJ Commercial Mortgage Corp. 99-CG1,
A1B 6.46%, 1/10/09......................      Aaa         1,250     1,164,063

14                     See Notes to Financial Statements

Phoenix Duff & Phelps Institutional Managed Bond Portfolio

                                            MOODY'S       PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------
G.E. Capital Mortgage Services, Inc.
96-8, 2A5 7.50%, 5/25/26(c).............      AAA       $   264  $    256,975

General Growth Properties 97-1, C2 144A
6.806%, 11/15/07(b).....................       A          1,700     1,599,037

Nationslink Funding Corp. 99-2, A2C
7.229%, 10/20/08(c).....................      AAA         1,000       978,008

Norwest Asset Securities Corp. 99-5, B2
6.25%, 3/25/14(c).......................       A          1,739     1,584,290

Norwest Asset Securities Corp. 99-10, B2
6.25%, 4/25/14(c).......................       A          1,163     1,058,531

Residential Accredit Loans, Inc. 96-QS4,
AI10 7.90%, 8/25/26(c)..................      AAA           900       893,531
Residential Accredit Loans, Inc.
99-QS14, A5 7.75%, 11/25/29(c)..........      AAA         2,622     2,547,847

Residential Funding Mortgage Securities
I 93-S25, M3 6.50%, 7/25/08(c)..........      BBB+          530       505,220
Residential Funding Mortgage Securities
I 96-S20, A7 7.75%, 9/25/26(c)(f).......      AAA           320       318,700

Residential Funding Mortgage Securities
I 98-S2, A4 7%, 1/25/28(c)..............      AAA           383       360,186

Resolution Trust Corp. 92-C3, B 9.05%,
8/25/23(c)..............................       AA            39        38,995
Ryland Mortgage Securities Corp. III
92-A, 1A 8.259%, 3/29/30(c)(d)..........       A-           395       394,209

SASCO Floating Rate Commercial Mortgage
98-C3A, H 144A 7.031%, 4/25/03(b)(d)....       Ba         1,250     1,144,531

Structured Asset Securities Corp. 95-C1,
D 7.375%, 9/25/24(c)....................      BBB         1,865     1,850,736

Structured Asset Securities Corp. 95-C4,
D 7%, 6/25/26(c)........................       AA         1,000       992,352

Vanderbilt Mortgage Finance 1999-C, 1A3
7.385%, 11/07/20........................      Aaa           850       843,891
- -----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $27,185,239)                                      26,478,238
- -----------------------------------------------------------------------------
                                            MOODY'S       PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------

FOREIGN GOVERNMENT SECURITIES--9.0%

BULGARIA--0.5%
Republic of Bulgaria FLIRB Bearer
Series A 2.75%, 7/28/12(d)..............       B        $   770  $    556,325

COLOMBIA--1.0%
Republic of Colombia 10.875%, 3/9/04....       Ba           995     1,022,362

COSTA RICA--1.0%
Republic of Costa Rica 144A 9.335%,
5/15/09(b)..............................       Ba         1,080     1,098,900

CROATIA--0.9%
Croatia Series B 6.456%, 7/31/06(d).....      Baa           623       574,826
Croatia Series A 6.456%, 7/31/10(d).....      Baa           510       436,050
                                                                 ------------
                                                                    1,010,876
                                                                 ------------

MEXICO--1.8%
United Mexican States Global Bond
11.375%, 9/15/16........................       Ba           360       408,600

United Mexican States Global Bond
11.50%, 5/15/26.........................       Ba         1,240     1,483,350
                                                                 ------------
                                                                    1,891,950
                                                                 ------------

PANAMA--1.0%
Republic of Panama 9.375%, 4/1/29.......       Ba         1,140     1,087,275

PHILIPPINES--1.9%
Republic of Philippines 8.875%,
4/15/08.................................       Ba           956       938,075
Republic of Philippines 9.875%,
1/15/19.................................       Ba         1,050     1,040,813
                                                                 ------------
                                                                    1,978,888
                                                                 ------------

POLAND--0.9%
Poland Bearer PDI 6%, 10/27/14(d).......      Baa         1,080       958,500
- -----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $9,278,194)                                        9,605,076
- -----------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--5.1%

CHILE--1.5%
Compania Sud Americana de Vapores 144A
7.375%, 12/8/03(b)(c)...................      BBB           175       168,635

Empresa Nacional de Electricidad SA
8.5%, 4/1/09............................      Baa           175       173,469

                       See Notes to Financial Statements                      15

Phoenix Duff & Phelps Institutional Managed Bond Portfolio

                                            MOODY'S       PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------
CHILE--CONTINUED
Petropower I Funding Trust 144A 7.36%,
2/15/14(b)(c)...........................      BBB       $ 1,339  $  1,191,406
                                                                 ------------
                                                                    1,533,510
                                                                 ------------

LUXEMBOURG--0.5%
Polska Telefonia Cyfrowa International
Finance II SA 144A 11.25%, 12/1/09(b)...       B            540       556,200
MEXICO--2.1%
Banco Nacional de Mexico SA US$
Remittance Master Trust 144A 7.57%,
12/31/00(b)(c)..........................      BBB+          841       837,903

Nuevo Grupo Iusacell SA 144A 14.25%,
12/16/06(b).............................       B            570       594,225
Pemex Finance Ltd. 9.69%, 8/15/09.......      Baa           770       793,100
                                                                 ------------
                                                                    2,225,228
                                                                 ------------
VENEZUELA--1.0%
PDVSA Finance Ltd. 6.80%, 11/15/08......       A          1,350     1,103,963
- -----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $5,727,021)                                        5,418,901
- -----------------------------------------------------------------------------


                                                        SHARES
                                                        -------
PREFERRED STOCKS--0.7%
REITS--0.7%
Home Ownership Funding 2, Step-down Pfd.
144A 13.338%(b)(d)......................                    900       724,372
- -----------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $747,125)                                            724,372
- -----------------------------------------------------------------------------

COMMON STOCKS--0.9%

PAPER & FOREST PRODUCTS--0.0%
Northampton Pulp LLC(g)(i)..............                  1,955  $     26,881

TELECOMMUNICATIONS (LONG DISTANCE)--0.9%
FirstCom Corp.(g).......................                 26,025       956,419
- -----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $298,877)                                            983,300
- -----------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--100.2%
(IDENTIFIED COST $109,535,169)                                    107,068,974
- -----------------------------------------------------------------------------
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)
                                          ------------  -------
SHORT-TERM OBLIGATIONS--9.1%
COMMERCIAL PAPER--9.1%
Donnelley (R.R.) & Sons Co. 5%, 1/3/00..      A-1       $ 3,880     3,878,922
Koch Industries, Inc. 7.50%, 1/3/00.....      A-1+        2,195     2,194,085
Ciesco L.P. 5.50%, 1/14/00..............      A-1+        3,705     3,697,642
- -----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $9,770,649)                                        9,770,649
- -----------------------------------------------------------------------------
TOTAL INVESTMENTS--109.3%
(IDENTIFIED COST $119,305,818)                                    116,839,623(a)
Cash and receivables, less liabilities--(9.3%)                     (9,912,053)
                                                                 ------------
NET ASSETS--100.0%                                               $106,927,570
                                                                 ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,504,261 and gross depreciation of $4,199,221 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $119,534,583.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally qualified institutional buyers. At December 31, 1999, these securities amounted to a value of $16,567,037 or 15.5% of net assets.
(c)  As rated by Standard & Poor's, Fitch or Duff & Phelps.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e)  When issued.
(f)  All or a portion segregated as collateral.
(g)  Non-income producing.
(h)  Security in default.
(i) Security valued at fair value as determined in good faith by or under the direction of the Trustees.

16
                       See Notes to Financial Statements

Phoenix Duff & Phelps Institutional Managed Bond Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value
  (Identified cost $119,305,818)                              $  116,839,623
Cash                                                                   3,885
Receivables
  Interest and dividends                                           1,495,787
  Investment securities sold                                         262,177
  Fund shares sold                                                    66,796
  Other receivables                                                   11,070
Prepaid expenses                                                       1,792
                                                              --------------
    Total assets                                                 118,681,130
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  6,310,390
  Fund shares repurchased                                          5,282,972
  Investment advisory fee                                             39,424
  Financial agent fee                                                 10,919
  Transfer agent fee                                                   8,719
  Distribution fee                                                     1,453
Accrued expenses                                                      99,683
                                                              --------------
    Total liabilities                                             11,753,560
                                                              --------------
NET ASSETS                                                    $  106,927,570
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  116,888,755
Distribution in excess of net investment income                      (60,179)
Accumulated net realized loss                                     (7,434,811)
Net unrealized depreciation                                       (2,466,195)
                                                              --------------
NET ASSETS                                                    $  106,927,570
                                                              ==============
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $100,043,889)                3,347,974
Net asset value and offering price per share                          $29.88
CLASS Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $6,883,681)                    230,338
Net asset value and offering price per share                          $29.89

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Interest                                                      $   7,514,533
Dividends                                                            66,114
                                                              -------------
    Total investment income                                       7,580,647
                                                              -------------
EXPENSES
Investment advisory fee                                             480,907
Distribution fee, Class Y                                            16,934
Financial agent fee                                                 119,147
Professional                                                         48,204
Transfer agent                                                       42,642
Custodian                                                            23,606
Trustees                                                             19,913
Registration                                                         16,035
Printing                                                             10,259
Miscellaneous                                                        33,462
                                                              -------------
    Total expenses                                                  811,109
    Less expenses borne by investment adviser                      (206,400)
                                                              -------------
    Net expenses                                                    604,709
                                                              -------------
NET INVESTMENT INCOME                                             6,975,938
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                  (5,051,850)
Net change in unrealized appreciation (depreciation) on
  investments                                                      (400,998)
                                                              -------------
NET LOSS ON INVESTMENTS                                          (5,452,848)
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   1,523,090
                                                              =============

                       See Notes to Financial Statements                      17

Phoenix Duff & Phelps Institutional Managed Bond Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            12/31/99      12/31/98
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $  6,975,938  $  6,442,234
  Net realized gain (loss)                  (5,051,850)   (1,443,742)
  Net change in unrealized appreciation
    (depreciation)                            (400,998)   (3,362,834)
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                1,523,090     1,635,658
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X            (6,552,804)   (5,993,836)
  Net investment income, Class Y              (423,134)     (448,398)
  In excess of net investment income,
    Class X                                    (89,248)     (454,210)
  In excess of net investment income,
    Class Y                                     (5,763)      (33,979)
  In excess of net realized gains,
    Class X                                         --      (405,385)
  In excess of net realized gains,
    Class Y                                         --       (30,538)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (7,070,949)   (7,366,346)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (643,317
    and 2,186,315 shares, respectively)     19,772,610    72,030,204
  Net asset value of shares issued from
    reinvestment of distributions
    (180,452 and 205,651 shares,
    respectively)                            5,414,358     6,625,855
  Cost of shares repurchased (1,075,587
    and 985,246 shares, respectively)      (33,215,963)  (32,787,919)
                                          ------------  ------------
Total                                       (8,028,995)   45,868,140
                                          ------------  ------------
CLASS Y
  Proceeds from sales of shares (41,659
    and 38,785 shares, respectively)         1,278,403     1,270,163
  Net asset value of shares issued from
    reinvestment of distributions
    (14,291 and 15,744 shares,
    respectively)                              428,895       507,803
  Cost of shares repurchased (63,654 and
    19,173 shares, respectively)            (1,967,205)     (623,115)
                                          ------------  ------------
Total                                         (259,907)    1,154,851
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                      (8,288,902)   47,022,991
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    (13,836,761)   41,292,303
NET ASSETS
  Beginning of period                      120,764,331    79,472,028
                                          ------------  ------------
  END OF PERIOD [INCLUDING DISTRIBUTION
    IN EXCESS OF NET INVESTMENT
    INCOME OF ($60,179) AND $0,
    RESPECTIVELY]                         $106,927,570  $120,764,331
                                          ============  ============

18                     See Notes to Financial Statements

Phoenix Duff & Phelps Institutional Managed Bond Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                     CLASS X
                                                 ------------------------------------------------
                                                                                          FROM
                                                       YEAR ENDED DECEMBER 31,          INCEPTION
                                                 -----------------------------------    3/1/96 TO
                                                      1999         1998         1997    12/31/96
Net asset value, beginning of period             $   31.47    $   33.17    $   33.98    $   33.84
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                        2.01         2.26(5)      2.37(5)      2.03(5)
  Net realized and unrealized gain (loss)            (1.57)       (1.58)        0.85         0.69
                                                 ---------    ---------    ---------    ---------
      TOTAL FROM INVESTMENT OPERATIONS                0.44         0.68         3.22         2.72
                                                 ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income               (2.00)       (2.09)       (2.42)       (1.96)
  Dividends from net realized gains                     --           --        (1.43)       (0.61)
  In excess of net investment income                 (0.03)       (0.16)       (0.18)       (0.01)
  In excess of accumulated net realized gains           --        (0.13)          --           --
                                                 ---------    ---------    ---------    ---------
      TOTAL DISTRIBUTIONS                            (2.03)       (2.38)       (4.03)       (2.58)
                                                 ---------    ---------    ---------    ---------
Change in net asset value                            (1.59)       (1.70)       (0.81)        0.14
                                                 ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                   $   29.88    $   31.47    $   33.17    $   33.98
                                                 =========    =========    =========    =========
Total return                                          1.47%        1.99%        9.75%        8.24%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $100,044     $113,273      $72,747      $71,482

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                               0.55%        0.55%        0.55%        0.55%(1)
  Net investment income                               6.54%        6.89%        6.92%        7.15%(1)
Portfolio turnover                                     142%         105%         176%         199%(2)

                                                                     CLASS Y
                                                 ------------------------------------------------
                                                                                          FROM
                                                       YEAR ENDED DECEMBER 31,          INCEPTION
                                                 -----------------------------------    3/1/96 TO
                                                      1999         1998         1997    12/31/96
Net asset value, beginning of period             $   31.47    $   33.18    $   33.97    $   33.84
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                        1.96         2.18(5)      2.27(5)      1.98(5)
  Net realized and unrealized gain (loss)            (1.59)       (1.59)        0.88         0.66
                                                 ---------    ---------    ---------    ---------
      TOTAL FROM INVESTMENT OPERATIONS                0.37         0.59         3.15         2.64
                                                 ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income               (1.92)       (2.02)       (2.33)       (1.89)
  Dividends from net realized gains                     --           --        (1.43)       (0.61)
  In excess of net investment income                 (0.03)       (0.15)       (0.18)       (0.01)
  In excess of accumulated net realized gains           --        (0.13)          --           --
                                                 ---------    ---------    ---------    ---------
      TOTAL DISTRIBUTIONS                            (1.95)       (2.30)       (3.94)       (2.51)
                                                 ---------    ---------    ---------    ---------
Change in net asset value                            (1.58)       (1.71)       (0.79)        0.13
                                                 ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                   $   29.89    $   31.47    $   33.18    $   33.97
                                                 =========    =========    =========    =========
Total return                                          1.26%        1.72%        9.52%        7.98%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $6,884       $7,491       $6,725       $7,010

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(4)                               0.80%        0.80%        0.80%        0.80%(1)
  Net investment income                               6.29%        6.63%        6.65%        6.91%(1)
Portfolio turnover                                     142%         105%         176%         199%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.74%, 0.77%, 0.77%, and 0.85% for the periods ended December 31, 1999, 1998, 1997, and 1996, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.99%, 1.02%, 1.02%, and 1.10% for the periods ended December 31, 1999, 1998, 1997, and 1996, respectively.
(5) Computed using average shares outstanding.

                       See Notes to Financial Statements                      19

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Two Portfolios are offered for sale: Growth Stock Portfolio and Managed Bond Portfolio.

  Each Portfolio has distinct investment objectives. The Growth Stock Portfolio seeks long-term appreciation of capital. The Managed Bond Portfolio seeks to generate a high level of current income and capital appreciation.

  Each Portfolio offers both Class X and Class Y shares. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class Y bears distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Portfolio are borne pro rata by the holders of both classes of shares, except that Class X bears no distribution expenses.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Portfolio is notified. Interest income is recorded on the accrual basis. The Fund does not amortize premiums, but does accrete discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each of the Portfolios is treated as a separate taxable entity. It is the policy of each Portfolio in the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, non-deductible expenses, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  Each of the Portfolios may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Portfolio as an unrealized gain (or loss). When the contract is closed or offset, the Portfolio records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Portfolio may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to a Portfolio is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. OPTIONS:

  Each Portfolio may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  Each Portfolio will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  Each Portfolio may purchase options which are included in the Portfolio's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. EXPENSES:

  Expenses incurred by the Fund with respect to any two or more Portfolios are allocated in proportion to the net assets of each Portfolio, except where allocation of direct expense to each Portfolio or an alternative allocation method can be more fairly made.

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  Each Portfolio may engage in when-issued or delayed delivery transactions. The Portfolios record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  The Advisers to the Fund is Phoenix Investment Counsel, Inc. ("PIC"). PIC is an indirect, majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"). As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Portfolio:

                                              1st $1      $1+
Portfolio                                    Billion    Billion
- ---------                                    --------   --------
Growth Stock Portfolio.....................   0.60%      0.55%
Managed Bond Portfolio.....................   0.45%      0.40%

  The Adviser has voluntarily agreed to assume total fund operating expenses of each Portfolio, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses until the dates indicated below, to the extent that such expenses exceed the following percentages of average annual net assets:

                           Class X    Class Y            Dates
                           --------   --------   ----------------------
Growth Stock Portfolio...     0.70%      0.95%        December 31, 2001
Managed Bond Portfolio...     0.55%      0.80%        December 31, 2001

  Seneca Capital Management LLC ("Seneca") became the subadviser to the Growth Stock Portfolio effective August 6, 1999. For its services, Seneca is paid a fee by PIC ranging from 0.10% to 0.275% of the average daily net assets of the Growth Stock Portfolio. A majority of the equity interests of Seneca are owned by Phoenix Investment Partners Ltd. ("PXP"), an indirect majority-owned subsidiary of PHL.

  Phoenix Equity Planning Corporation ("PEPCO"), an indirect, majority-owned subsidiary of PHL, serves as the national distributor of the Fund's shares. Each Portfolio pays PEPCO a distribution fee of an annual rate of 0.25% for Class Y shares applied to the average daily net assets of that class. The distributor has advised the Portfolio that of the total amount expensed for the year ended December 31,

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

1999, $908 was retained by the Distributor, $5,634 was paid out to unaffiliated participants, and $60,596 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 1999, transfer agent fees were $78,415 of which PEPCO retained $71 which is net of fees paid to State Street.

  At December 31, 1999, PHL and affiliates held Portfolio shares which aggregated the following:

                                                      Aggregate
                                                      Net Asset
                                            Shares      Value
                                           --------   ---------
Growth Stock Portfolio-Class X...........       7     $    258
Growth Stock Portfolio-Class Y...........   6,599      242,315
Managed Bond Portfolio-Class X...........       4          120
Managed Bond Portfolio-Class Y...........   4,075      121,802

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended December 31, 1999 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                        Purchases         Sales
                                      --------------  --------------
Growth Stock Portfolio..............   $ 86,823,447    $110,373,549
Managed Bond Portfolio..............    116,064,737     103,188,805

  Purchases and sales of U.S. Government and agency securities during the year ended December 31, 1999, aggregated the following:

                                        Purchases       Sales
                                       -----------   -----------
Managed Bond Portfolio...............  $30,091,613   $45,739,011

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market price of these investments and the income they generate, as well as a Portfolio's ability to repatriate such amounts.

5. OTHER

  As of December 31, 1999, the Portfolios had shareholders who each individually owned more than 10% of shares outstanding, none of whom are affiliated with PHL or PXP as follows. In addition, affiliate holdings are presented in the table located within Note 2.

                                         Number of     % of Total
                                        Shareholders   Net Assets
                                        ------------   ----------
Growth Stock Portfolio................       3            45.3%

6. CAPITAL LOSS CARRYOVERS

  The Managed Bond Portfolio has capital loss carryover of $6,473,513, expiring in 2007 which may be used to offset future capital gains.

  Under current tax law, capital loss realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the calendar year ended December 31, 1999, the Managed Bond Portfolio elected to defer losses occurring between November 1, 1999 and December 31, 1999 in the amount of $893,129.

7. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Portfolios have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Portfolio and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1999, the Portfolios recorded the following reclassifications to increase (decrease) the accounts listed below:

                       Undistributed    Accumulated      Capital paid in
                       net investment   net realized      on shares of
                       income (loss)    gain (loss)    beneficial interest
                       --------------   ------------   -------------------
Managed Bond
  Portfolio..........      34,832         (148,531)          113,699

TAX INFORMATION NOTICE (UNAUDITED)

  For the fiscal year ended December 31, 1999, the following Portfolio distributed long-term capital gain dividends as follows:

Growth Stock Portfolio...................  $11,320,623

  This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which includes information concerning the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Trustees and Shareholders of
Phoenix Duff & Phelps Institutional Mutual Funds

   In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Growth Stock Portfolio and Managed Bond Portfolio (constituting the Phoenix Duff & Phelps Institutional Mutual Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2000

                PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
                           PART C -- OTHER INFORMATION

ITEM 23. EXHIBITS
      a.1. Declaration of Trust of the Registrant, filed via Edgar as Exhibit (1)(a) with Pre-Effective Amendment No. 1 on February 2, 1996 and incorporated herein by reference.

      a.2. Amendment to Declaration of Trust changing names of Portfolios, filed via Edgar as Exhibit (1)(b) with Pre-Effective Amendment No. 2 on February 28, 1996 and incorporated herein by reference.

      a.3. Amendment to Declaration of Trust adding Real Estate Equity Securities Portfolio filed via Edgar as Exhibit (1)(c) with Post-Effective Amendment No. 4 on February 11, 1997 and incorporated herein by reference.

      a.4. Amendment to Declaration of Trust adding Core Equity Portfolio filed via Edgar as Exhibit (1)(d) with Post-Effective Amendment No. 9 on April 28, 1998 and incorporated herein by reference.

      a.5 Fourth Amendment to Declaration of Trust eliminating certain Portfolio and amending certain other provisions filed via Edgar with Post-Effective Amendment No. 10 on February 26, 1999 and incorporated herein by reference.


      a.6* Fifth Amendment to Declaration of Trust eliminating certain Portfolios, filed via Edgar herewith.


       b.         None

       c. Reference is made to Article III, Section 3.4 of Registrant's Declaration of Trust.

      d.1. Investment Advisory Agreement between Registrant and Duff & Phelps Investment Management Co. ("DPIM") adding Enhanced Reserves Portfolio, filed via Edgar as Exhibit (5)(a) with Pre-Effective Amendment No. 1 on February 2, 1996 and incorporated herein by reference.

      d.2. Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. ("PIC"), filed via Edgar as Exhibit
                  (5)(b) with Pre-Effective Amendment No. 1 on February 2, 1996 and incorporated herein by reference.


      e.1. Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation, filed via Edgar as Exhibit (6)(a) with Post-Effective Amendment No. 9 on April 28, 1998 and incorporated herein by reference.


      e.2. Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed via Edgar as Exhibit (6)(b) with Post-Effective Amendment No. 1 on March 1, 1996 and incorporated herein by reference.

       f.         None

      g.1. Custodian Agreement between Registrant and State Street Bank and Trust Company, filed via Edgar as Exhibit (8)(a) with Post-Effective Amendment No. 6 on September 30, 1997 and incorporated herein by reference.

      g.2. Custodian Agreement between Registrant and The Chase Manhattan Bank, N.A., filed via Edgar as Exhibit (8)(b) with Pre-Effective Amendment No. 2 on February 28, 1996 and incorporated herein by reference.

      h.1. Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated December 11, 1996, filed via Edgar as Exhibit (9)(a) with Post-Effective Amendment No. 5 on April 28, 1997 and incorporated herein by reference.

      h.2. Transfer Agent Agreement between Registrant and Phoenix Equity Planning Corporation, filed via Edgar as Exhibit (9)(b) with Pre-Effective Amendment No. 2 on February 28, 1996 and incorporated herein by reference.

      h.3. First Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation effective February 27, 1998, filed via Edgar as Exhibit (9)(d) with Post-Effective Amendment No. 9 on April 28, 1998 and incorporated herein by reference.

      i.1. Opinion of Counsel, filed via Edgar as Exhibit (10)(a) with Pre-Effective Amendment No. 2 on February 28, 1996 and incorporated herein by reference.


      j.*         Consent of Independent Accountants.


      k.          None

      l.          Initial Capitalization Agreement, filed via Edgar as Exhibit
                  (13) with Pre-Effective Amendment No. 1 on February 2, 1996 and incorporated herein by reference.

      m.1. Amended and Restated Rule 12b-1 Distribution Plan for Class Y Shares, filed via Edgar as Exhibit (15) with Post-Effective Amendment No. 6 on September 30, 1997 and incorporated herein by reference.

      n.          Financial Data Schedules.

      o. Amended and Restated Rule 18f-3 Dual Distribution Plan filed via Edgar as Exhibit (18) with Post- Effective Amendment No. 5 on April 28, 1997 and incorporated herein by reference.

      p.* Codes of Ethics of the Fund, Adviser, Subadviser and Distributor filed via Edgar herewith.

      q. Powers of Attorney filed via Edgar as Exhibit p with Post-Effective Amendment No. 10 on February 26, 1999 and incorporated herein by reference.

--------
*filed herewith

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.
     As of the date hereof, to the best knowledge of the Registrant, no person is directly or indirectly controlled by or under common control with the Fund.

ITEM 25. INDEMNIFICATION.
     Please see Article V of the Registrant's Declaration of Trust (incorporated herein by reference). Registrant's trustees and officers are covered by an Errors and Omissions Policy. Paragraph 10 of the Investment Advisory Agreements between the Registrant and its Advisers provide in relevant part that, in the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties under the Investment Advisory Agreements on the part of each the Adviser, the Advisers shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant and the investment advisers and distributor pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense or any action, suit or proceeding) is asserted against the Registrant by such trustee, director, officer or controlling person or the Distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
     See "Management of the Portfolio" in the Prospectus and "Services of the Adviser" in the Statement of Additional Information for information regarding the business of the Advisers. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Advisers, reference is made to the Advisers' current Form ADV (SEC File Nos. 801-5995 (PIC) and 801-14813 (DPIM)) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER.
(a) Equity Planning also serves as the principal underwriter for the following other registrants:

     Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Euclid Funds, Phoenix-Goodwin California Tax Exempt Bonds, Inc., Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc., Phoenix-Goodwin Multi-Sector Short Term Bond Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Oakhurst Strategic Allocation Fund, Inc., Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix-Zwieg Trust, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVAI.

(b) The directors and executive officers of Phoenix Equity Planning Corporation, the distributor for Registrant, are as follows:

NAME AND PRINCIPAL                  POSITIONS AND OFFICES              POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                    WITH DISTRIBUTOR                   REGISTRANT
------------------                  ---------------------              --------------------------
Michael E. Haylon                   Director                           Executive Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480


Philip R. McLoughlin                Director and Chairman              Trustee and President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer                    Director, Executive Vice           Vice President
100 Bright Meadow Blvd.             President, Chief Financial
P.O. Box 2200                       Officer and Treasurer
Enfield, CT 06083-2200

John F. Sharry                      President,                         None
56 Prospect Street                  Retail Division
P.O. Box 150480
Hartford, CT 06115-0480

Barry Mandinach                     Executive Vice President,          None
900 Third Avenue                    Chief Marketing Officer,
New York, NY 10022                  Retail Division

Robert Tousingnant                  Executive Vice President,          None
100 Bright Meadow Blvd.             Chief Sales Officer,
P.O. Box 2200                       Retail Division
Enfield, CT 06083-2200

G. Jeffrey Bohne                    Vice President, Mutual Fund        Secretary
101 Munson Street                   Customer Service
P.O. Box 810
Greenfield, MA 01302-0810

Nancy G. Curtiss                    Vice President and Treasurer,      Treasurer
56 Prospect Street                  Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

Robert S. Dreissen                  Vice President, Compliance         Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Jacqueline M. Porter                AssistantVice President,           Assistant Treasurer
56 Prospect St.                     Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480


     (c) To the best of the Registrant's knowledge, no commissions or other compensation were received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.
     All accounts, books and other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant located at 101 Munson Street, P.O. Box 810, Greenfield, MA 01302-0810, or its investment adviser, Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, CT 06115, or the custodian, The Chase Manhattan Bank, N.A., 1 Chase Manhattan Plaza, Floor 3B, New York, NY 10081. All such accounts, books and other documents required to be maintained by the principal underwriter will be maintained at Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, Enfield, Connecticut 06083.

ITEM 29. MANAGEMENT SERVICES.
     None.

ITEM 30. UNDERTAKINGS.
     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies it meets all of the requirements for effectiveness of this registration statement under rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 1st day of May, 2000.


                                                    PHOENIX DUFF & PHELPS
                                                  INSTITUTIONAL MUTUAL FUNDS

ATTEST: /S/ PAMELA S. SINOFSKY              BY: /S/ PHILIP R. MCLOUGHLIN
            ----------------------                  ----------------------
            PAMELA S. SINOFSKY                      PHILIP R. MCLOUGHLIN,
            ASSISTANT SECRETARY                     PRESIDENT

     Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 1st day of May, 2000.


                  SIGNATURE                                 TITLE
                  ---------                                 -----
----------------------------------------------------        Trustee
                  Robert Chesek*


----------------------------------------------------        Trustee
                 E. Virgil Conway*


----------------------------------------------------        Trustee
               William W. Crawford*

               /s/ Nancy G. Curtiss                         Treasurer (principal
----------------------------------------------------        financial and
                   Nancy G. Curtiss                         accounting officer)


----------------------------------------------------        Trustee
               Harry Dalzell-Payne*


----------------------------------------------------        Trustee
               William N. Georgeson*


----------------------------------------------------        Trustee
               Francis E. Jeffries*


----------------------------------------------------        Trustee
                 Leroy Keith, Jr.*

             /s/ Philip R. McLoughlin                       Trustee and
----------------------------------------------------        President
                 Philip R. McLoughlin


----------------------------------------------------        Trustee
                 Eileen A. Moran*


----------------------------------------------------        Trustee
                Everett L. Morris*

                  SIGNATURE                                 TITLE
                  ---------                                 -----


----------------------------------------------------        Trustee
                  James M. Oates*


----------------------------------------------------        Trustee
                 Richard A. Pavia*


----------------------------------------------------        Trustee
                Calvin J. Pedersen*


----------------------------------------------------        Trustee
                Herbert Roth, Jr.*


----------------------------------------------------        Trustee
               Richard E. Segerson*


----------------------------------------------------        Trustee
              Lowell P. Weicker, Jr.*

*By    /s/ Philip R. McLoughlin
       -----------------------------------
       *Philip R. McLoughlin, Attorney-in-fact pursuant to powers of attorney.


                                      S-2